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                                                                  EXECUTION COPY






                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

                            dated as of June 28, 2001

                                  by and among

                              ABFS GREENMONT, INC.,
                                  as Depositor,



              HOMEAMERICAN CREDIT, INC., d/b/a UPLAND MORTGAGE, and
                 AMERICAN BUSINESS MORTGAGE SERVICES, INC. f/k/a
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                         as Originators and Subservicers

                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2,
                                    as Trust,


                         AMERICAN BUSINESS CREDIT, INC.,
                         as an Originator and Servicer,



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                                   as Sponsor,



                                       and


                            THE CHASE MANHATTAN BANK,
                    as Indenture Trustee and Collateral Agent

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         AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of June 28,
2001 (this "Agreement"), by and among ABFS GREENMONT, INC., a Delaware corporation, as depositor (the "Depositor"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and AMERICAN BUSINESS MORTGAGE SERVICES, INC. F/K/A NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("ABMS") and together with ABFS, ABC and Upland, (the "Originators" and in their capacities as subservicers hereunder, the "Subservicers"), ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2, a Delaware statutory business trust (the "Trust"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, as servicer (the "Servicer"), AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Pennsylvania corporation ("ABFS"), as Sponsor (the "Sponsor") and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee and collateral agent (respectively, the "Indenture Trustee" and the "Collateral Agent").

                               W I T N E S S E T H

         WHEREAS, Originators desire to sell to the Depositor and the Depositor desires to sell to the Trust, and the Trust desires to purchase from the Depositor, on a servicing released basis, certain mortgage loans;

         WHEREAS, immediately after such purchase, the Trust will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of an Indenture, dated as of July 6, 2000, between the Trust and the Indenture Trustee, and issue the ABFS Mortgage Loan Warehouse Trust 2000-2, Secured Notes (the "Secured Notes");

         WHEREAS, the Servicer has agreed to service, and the Subservicers have agreed to sub-service, the Mortgage Loans, which constitute the principal assets of the Trust;

         WHEREAS, the Collateral Agent will hold, on behalf of the Indenture Trustee, the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Trust, the Depositor, the Originators, the Subservicers, the Servicer, the Collateral Agent and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. Certain Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

         Section 1.02. Provisions of General Application.

                 (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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                 (b) The terms defined herein and in Appendix I hereto include the plural as well as the singular.

                 (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

                 (d) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

                 (e) All calculations of interest with respect to the Secured Notes provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year consisting of twelve 30-day months, to the extent permitted by applicable law.

                 (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer; provided, however, that, for purposes of calculating payments on the Secured Notes, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

         Section 1.03. Business Day Certificate.

         On the date hereof and thereafter, within fifteen (15) days prior to the end of each calendar year while this Agreement remains in effect (with respect to the succeeding calendar years), (i) the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the Commonwealth of Pennsylvania are authorized or obligated by law, executive order or governmental decree to be closed, (ii) the Indenture Trustee shall provide to the Servicer, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the State of New York are authorized or obligated by law, executive order or governmental decree to be closed and (iii) the Servicer shall cause the Owner Trustee to provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a certificate of a Responsible Officer specifying the days on which banking institutions in the State of Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

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                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

         Section 2.01. Conveyance of the Mortgage Loans.

                 (a) On the terms and conditions of this Agreement, on each Transfer Date, (i) each Originator agrees to offer for sale and to sell Mortgage Loans to the Depositor and deliver the related Mortgage Loan Documents to or at the direction of the Depositor and (ii) the Depositor agrees to offer for sale and to sell the Mortgage Loans to the Trust and deliver the related Mortgage Loan Documents to or at the direction of the Trust. To the extent the Trust has or is able to obtain sufficient funds under the Indenture and the Secured Notes for the purchase thereof, the Trust agrees to purchase such Mortgage Loans offered for sale by the Depositor.

                 (b) During the Transfer Period, on each Transfer Date, subject to the conditions precedent set forth in Section 6.01 (and Section 6.02 with respect to the initial Transfer Date) and in accordance with the procedures set forth in this Agreement, (i) the related Originator will sell and assign to the Depositor and (ii) the Depositor will sell and assign to the Trust without recourse all of its respective right, title and interest in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached to the related Assignment, including all interest, principal, prepayment fees and other amounts received by the related Originator, the Depositor or the Servicer on or with respect to the Mortgage Loans on or after the related Cut-off Date, together with servicing rights and all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies and all proceeds of the foregoing.

                 (c) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Trust of any of the obligations of the Depositor, any Originator or any other Person in connection with the Mortgage Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

                 (d) As of each Transfer Date, the Trust acknowledges the conveyance to it of the Mortgage Loans and other property comprising the Trust Estate, including all rights, title and interest of the Depositor in and to the Mortgage Loans, receipt of which is hereby acknowledged by the Trust. Concurrently with such delivery, as of each Transfer Date, pursuant to the Indenture the Trust pledges the Mortgage Loans and all the other property comprising the Trust Estate to the Indenture Trustee as collateral agent and secured party on behalf and for the benefit of the Noteholders.

         Section 2.02. Ownership and Possession of Custodial Loan Files.

         With respect to each Mortgage Loan, as of the related Transfer Date, the ownership of the related Mortgage Note, the related Mortgage and the contents of the related Mortgage Loan Documents shall be vested in the Trust for the benefit of the Noteholders, although possession of the Servicer's Loan File on behalf of and for the benefit of the Noteholders shall remain with the Servicer, and the Collateral Agent shall take possession of the Custodial Loan Files as contemplated in Section 2.05.

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         Section 2.03. Books and Records; Intention of the Parties.

                 (a) As of each Transfer Date, the sale of each of the Mortgage Loans conveyed on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Originators and the Depositor as a sale of assets under GAAP by (i) the Originators to the Depositor and (ii) the Depositor to the Trust. Each of the Servicer and the Collateral Agent shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan, as of the related Transfer Date, by the Trust and for the benefit of the Noteholders. The Originators, the Depositor and the Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate are held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders. In addition, the Originators, the Depositor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Trust is the owner of such Mortgage Loan or other asset in the Trust Estate, which is held by the Collateral Agent, on behalf of the Indenture Trustee, for the benefit of the Noteholders.

                 (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments of the Mortgage Loans and other property comprising the Trust Estate on each Transfer Date shall constitute a sale of the Mortgage Loans from (i) the Originators to the Depositor and (ii) the Depositor to the Trust; and such Mortgage Loans shall not thereafter be property of the Originators or the Depositor. It is, further, not intended that such conveyances be deemed a pledge of the Mortgage Loans or such other property to secure a debt or other obligation by (i) the Originators to the Depositor or (ii) the Depositor to the Trust. The parties hereto shall treat the Secured Notes as indebtedness for federal, state and local income and franchise tax purposes.

                 (c) In the event that the Mortgage Loans or any of such other property are held to be property of the Originators or the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this Article II shall be deemed to be a grant (x) by the Originators to the Depositor and (y) by the Depositor to the Trust of a security interest in all of the related Originator's, or the Depositor's, right, title and interest in and to the Mortgage Loans and such other property and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Collateral Agent, on behalf of the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law.

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                 (d) On or before the initial Transfer Date, each Originator shall, at its expense, cause to be filed UCC-1 Financing Statements naming such Originator as "debtor" and the Depositor as "secured party" and describing the Mortgage Loans and other property being sold by the Originator to the Depositor with the office of the Secretary of the State in which the Originator is located (and the related county filings, if necessary) and such other jurisdictions as shall be necessary to perfect a security interest in the Trust Estate. On or before the initial Transfer Date, the Depositor shall, at its sole expense, cause to be filed UCC-1 Financing Statements naming the Depositor as "debtor" and the Trust as "secured party" and describing the Mortgage Loans and other property being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is located (and the related county filings, if necessary) and any other jurisdictions as shall be necessary to perfect a security interest in the Mortgage Loans and other property.

                 (e) The Servicer agrees that, from time to time, at its expense, it shall cause the Originators to (and the Depositor on behalf of itself also agrees that it shall), promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Indenture Trustee or the Collateral Agent may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Collateral Agent, on behalf of the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Servicer, the Originators and the Depositor will, upon the request of the Servicer, the Indenture Trustee or the Collateral Agent execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

                 (f) The Originators and the Depositor hereby grant to the Servicer, the Indenture Trustee and the Collateral Agent powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.04. Minimum Sales

         The parties hereby acknowledge their expectation that, during the Sale Measurement Period, the aggregate average daily aggregate Note Principal Balance outstanding, determined as provided below (the "Sale Measurement Amount"), will be $137.5 million (the "Targeted Sale Amount"). If, by the end of the Sale Measurement Period, the Sale Amount is less than the Targeted Sale Amount, then the Trust and, if not paid in full by the Trust, then the Originators and the Sponsor, jointly and severally, shall pay to the Note Purchaser, on the expiration of the Commitment Term, an amount equal to the product of (i) the difference between the Targeted Sale Amount and the actual Sale Amount and (ii) 1.250% (the "Minimum Sale Fee"), divided by 360, and multiplied by the number of days in the Sale Measurement Period. For purposes of this provision, the "Sale Measurement Period" shall commence on the date hereof and end on the 364th day after the date hereof, whether or not the Commitment Term shall have extended beyond that 364th day; and the Sale Amount shall be an amount equal to (x) the sum of the aggregate Note Principal Balance outstanding as of the end of each day during the Sale Measurement Period, divided by (y) the actual number of days in the Sale Measurement Period.

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         Section 2.05. Possession of Servicer's Loan Files; Access to Servicer's
Loan Files.

                 (a) Pursuant to Section 2.06 hereof, the related Originator will deliver or have caused to be delivered the Custodial Loan File related to each Mortgage Loan to the Collateral Agent, on behalf of the Indenture Trustee.

                 (b) The Collateral Agent will be the custodian, on behalf of the Indenture Trustee, to hold the Custodial Loan Files in trust for the benefit of all present and future Noteholders. In the event the Collateral Agent resigns or is removed, the Indenture Trustee shall either (x) hold the Custodial Loan Files, or (y) appoint a successor Collateral Agent to hold the Custodial Loan Files as set forth in Section 11.08 hereof.

                 (c) The Collateral Agent shall afford the Depositor, the Originators, the Trust, the Note Purchaser and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Collateral Agent.

         Section 2.06. Delivery of Mortgage Loan Documents. (a) In connection with the transfer and assignment of the Mortgage Loans, the Originators shall, no less than three (3) Business Days prior to the related Transfer Date, deliver to the Collateral Agent, on behalf of the Indenture Trustee (as Collateral Agent and secured party on behalf of and for the benefit of the Noteholders), a Mortgage Loan Schedule and each of the following documents or instruments with respect to each Mortgage Loan so transferred or assigned:

                 (i) the original Mortgage Note, or if such Mortgage Note is lost, a certified copy thereof along with a lost note affidavit in a form reasonably acceptable to the Indenture Trustee, together with a copy of the original Mortgage Note attached (provided, that not more than 0.5% (by aggregate original principal balance) of the Mortgage Loans shall be the subject of a lost note affidavit), endorsed without recourse from the Originators to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time"; including all intervening endorsements showing a complete chain of endorsement;

                 (ii) the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

                 (iii) if the original Mortgage does not show the related Originator as the mortgagor thereon, the recorded mortgage assignment, or copy thereof certified by the applicable recording office, showing a complete chain of assignment from the originator of the related Mortgage Loan to the related Originator (which assignment may, at such Originator's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

                 (iv) a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments) of each Mortgage endorsed from the related Originator to "The Chase Manhattan Bank, as collateral agent for the holder of the related mortgage note from time to time";

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                 (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

                 (vi) an original title insurance policy (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation); and

                 (vii) if the Mortgage Loan Schedule indicates that such Mortgage Loan is a business purpose loan, an original surety agreement.

         In instances where the original recorded Mortgage and a completed assignment thereof in recordable form cannot be delivered by the related Originator to the Collateral Agent, on behalf of the Indenture Trustee on or prior to such Business Day prior to the related Transfer Date, due to a delay in connection with recording, the related Originator may:

                 (x) in lieu of delivering such original recorded Mortgage, deliver to the Collateral Agent, on behalf of the Indenture Trustee, a copy thereof; provided, that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor; and

                 (y) in lieu of delivering the completed assignment in recordable form, deliver to the Collateral Agent, on behalf of the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

         The Collateral Agent, on behalf of the Indenture Trustee, shall promptly upon receipt thereof, with respect to each Mortgage Note described in
Section 2.06(a)(i) hereof and each assignment described in Section 2.06(a)(iv) hereof, endorse such Mortgage Note and assignment in blank.

                 (b) As promptly as practicable, but in any event within thirty
(30) days from the request of the Note Purchaser, the related Originator shall promptly submit for recording in the appropriate public office for real property records, each assignment referred to in Section 2.06(a)(iv). The Collateral Agent, on behalf of the Indenture Trustee, shall retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter such Originator shall submit each such assignment for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the related Originator.

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                 (c) The related Originator shall, within five (5) Business Days after the receipt thereof, deliver, or cause to be delivered, to the Collateral Agent, on behalf of the Indenture Trustee: (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee; (ii) the original recorded assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee, in those instances where copies of such assignments certified by the applicable recording office were delivered to the Collateral Agent, on behalf of the Indenture Trustee, and (iii) the title insurance policy or title opinion required in Section 2.06(a)(vi) in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee. The Collateral Agent shall review the recorded assignment to confirm the information contained therein. The Collateral Agent shall notify the Indenture Trustee, the Servicer and the Note Purchaser, of any defect in such assignment based on such review. The related Originator shall have a period of fifteen (15) days following such notice to correct or cure such defect. In the event that the related Originator fails to record an assignment of a Mortgage as provided herein, the Collateral Agent shall, at the Servicer's expense, use reasonable efforts to prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records and the related Originator hereby appoints the Collateral Agent as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

         Notwithstanding anything to the contrary contained in this Section 2.06, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         From time to time the related Originator may forward, or cause to be forwarded, to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

                 (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.06(a) hereof are, and shall be, held by the Servicer or the related Originator, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders. In the event that any such original document is required pursuant to the terms of this Section 2.06 to be a part of a Custodial Loan File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Custodial Loan Files, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Servicer's Loan Files. Promptly upon the Servicer's receipt of any such original document, the Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholders.

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         Section 2.07. Acceptance of the Trust Estate; Certification by the
Collateral Agent; Certain Substitutions and Repurchases.

                 (a) With respect to each Transfer Date, no later than 11:00 a.m. New York, New York time, three (3) Business Days prior to such Transfer Date, the Servicer, on behalf of the Originator, shall provide the Collateral Agent and the Note Purchaser with an Assignment executed by the related Originator(s) and an Assignment executed by the Depositor, and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Agent and the Note Purchaser in computer-readable form acceptable to the Collateral Agent and the Note Purchaser, such format, in the case of the Collateral Agent, to be in substantially the form of Exhibit A or in such other format as the Trust and the Collateral Agent may from time to time mutually agree) with respect to the Mortgage Loans to be delivered to the Collateral Agent on such Transfer Date.

         If the Collateral Agent has received such Assignments and Mortgage Loan Schedule by the time set forth above, the Collateral Agent will deliver, no later than 2:00 p.m. New York, New York time, two (2) Business Days prior to such Transfer Date, via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report.

         The Collateral Agent will accept such additional document deliveries as may be made by the Depositor after its production of the Exceptions Report until 8:30 a.m. New York, New York time on the Business Day prior to such Transfer Date, and will deliver, no later than 5:00 p.m. New York, New York time, one (1) Business Day prior to such Transfer Date, via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, the final Exceptions Report, which shall supercede the Exceptions Report referenced in the above paragraph.

         On such Transfer Date, the Collateral Agent will deliver, via facsimile or by electronic transmission, no later than 1:00 p.m., New York, New York time, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report and a Trust Receipt with respect to such Mortgage Loans. Any provision of this Agreement to the contrary notwithstanding, however, a Trust Receipt will only be delivered within one (1) Business Day if all related Custodial Loan Files have been delivered to the Collateral Agent no later than 8:30 a.m. on the Business Day prior to such date and no more than 200 Custodial Loan Files have been delivered on any single day in connection with such Transfer Date.

                 (b) To the extent an Exceptions Report is not waived by the Note Purchaser as provided for in Section 6.01 hereof, the purchase will not take place on such Transfer Date. If the Note Purchaser elects in its sole discretion to waive the Exceptions Report as a condition precedent to sale, with respect to any Mortgage Loans which are set forth as exceptions in the Exceptions Report, the related Originator shall cure such exceptions by delivering such missing documents to the Collateral Agent or otherwise curing the defect no later than 5 Business Days following the receipt of the first Exceptions Report listing such exception with respect to such Mortgage Loan. The related Originator may cure the defect by repurchasing such Defective Mortgage Loan at the Repurchase Price thereof with respect to such Mortgage Loan by depositing such Repurchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and related Originator may comply with the substitution provisions of Section 4.02. The related Originator shall provide the Servicer, the Indenture Trustee, the Collateral Agent, the Trust and the Note Purchaser with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the related Originator intends to repurchase or substitute such Mortgage Loan.

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                 (c) With respect to the substitution by the related Originator of a Qualified Substitute Mortgage Loan pursuant to Section 4.02 hereof, the Servicer shall provide the Collateral Agent with an updated Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered to the Collateral Agent in computer-readable form) with respect to such Qualified Substitute Mortgage Loans to be pledged to the Indenture Trustee. The Collateral Agent shall, no later than 2:00 p.m., New York, New York time on the next Business Day after the Collateral Agent's receipt of the Custodial Loan File with respect thereto, deliver, via facsimile or by electronic transmission, to the Indenture Trustee, with a copy to the Note Purchaser, the Servicer and the Trust, an Exceptions Report with respect to each such Mortgage Loan.

                 (d) Each Exceptions Report shall list all Exceptions using such codes as are customarily used by the Collateral Agent and in form and substance agreed to by the Collateral Agent and the Note Purchaser. The delivery of each Exceptions Report to the Indenture Trustee and the Note Purchaser shall be the Collateral Agent's representation that, other than the Exceptions listed therein: (A) all Mortgage Loan Documents have been reviewed by the Collateral Agent in accordance with the review procedures set forth in Exhibit K (the "Review Procedures") and appear on their face to be regular and to relate to such Mortgage Loan, and (B) based upon a review of the Mortgage Note, items (i),
(ii) (as to the Borrower's name only), (iii), (xvii) (except for the look-back period), (xviii), (xx), (xxi), (xxii) and (xxiii) (only as to the periodic rate cap) with respect to such Mortgage Loan, as set forth in the Mortgage Loan Schedule delivered by the related Originator to the Collateral Agent are the same as shown in the Mortgage Note.

                 (e) In giving each of the Trust Receipts and Exceptions Reports, neither the Indenture Trustee nor the Collateral Agent shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Custodial Loan File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement (except for the certification of surety agreements with respect to business purpose loans as described herein), power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement. For the avoidance of doubt, the Collateral Agent's review shall not include whether assignments of mortgage are in recordable form.

                 (f) A new Trust Receipt shall be issued in connection with each delivery of Mortgage Loans to the Collateral Agent under this Agreement, and a cumulative Exceptions Report and cumulative Mortgage Loan Schedule shall be attached to such Trust Receipt. Upon the issuance of a new Trust Receipt, the prior Trust Receipt shall be deemed canceled.

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


                 (g) In connection with each Trust Receipt delivered hereunder by the Collateral Agent, the Collateral Agent shall make no representations as to, and shall not be responsible to verify, (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Custodial Loan File or (B) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the preceding sentence, the Originator hereby gives the Collateral Agent notice that from and after each Transfer Date, the Indenture Trustee shall have a security interest in each Mortgage Loan identified on a Trust Receipt until such time as the Collateral Agent receives written notice from the Indenture Trustee that the Indenture Trustee no longer has a security interest in such Mortgage Loan.

                 (h) Notwithstanding and in addition to the foregoing, in the event that the Collateral Agent identifies a change to the Exceptions listed on the prior Exceptions Report, the Collateral Agent shall perform any Review Procedures required with respect thereto and deliver an updated Exceptions Report reflecting such change to the Servicer, the Indenture Trustee and the Note Purchaser, via facsimile or by electronic transmission, no later than 2:00 p.m., New York, New York time on the next succeeding Business Day. Each Exceptions Report so delivered by the Collateral Agent to the Note Purchaser shall supersede and cancel the Exceptions Report previously delivered by the Collateral Agent to the Note Purchaser hereunder.

                 (i) Each delivery of Custodial Loan Files to the Collateral Agent pursuant to this Section 2.07 shall be deemed received by the Collateral Agent on the Business Day immediately following such delivery.

                 (j) Under no circumstances shall the Collateral Agent be obligated to verify the authenticity of any signature (whether original or facsimile) on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any Person to execute or issue any such document, nor shall the Collateral Agent be responsible for the value, form, substance, validity, recordability, perfection, priority, effectiveness or enforceability of any of such documents.

                 (k) The Note Purchaser hereby notifies the Collateral Agent that the Indenture Trustee shall be the Note Purchaser's designee for purposes of accepting delivery of all Trust Receipts issued pursuant to Section 2.07(e). The Collateral Agent acknowledges that the Note Purchaser shall be entitled to change this designation at any time by notice to the Collateral Agent delivered in accordance herewith.

         Section 2.08. Possession of Custodial Loan Files.

                 (a) With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial Loan File that is delivered to the Collateral Agent or that otherwise comes into the possession of the Collateral Agent, the Collateral Agent is the custodian for and the bailee of the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Note Purchaser, exclusively; provided that the Note Purchaser may transfer its interest in any Trust Receipt to one other party, as provided in the Trust Receipt, by special endorsement, which other party may only transfer such Trust Receipt by a second endorsement in favor of the Note Purchaser or an affiliate of the Note Purchaser. Each Person so endorsing a Trust Receipt shall promptly notify the Collateral Agent, in

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

writing, of such endorsement and of the substance thereof. The Collateral Agent shall hold all Mortgage Loan Documents received by it constituting the Custodial Loan File for the exclusive use and benefit of the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Note Purchaser, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Note Purchaser or by the Indenture Trustee on behalf of the Note Purchaser. The Collateral Agent shall segregate and maintain continuous custody of all Mortgage Loan Documents constituting the Custodial Loan File in secure and fire resistant facilities in accordance with customary standards for such custody. The Collateral Agent makes no representations as to, and shall not be responsible to verify, the legality, enforceability, sufficiency, due authorization or recordability of any document in any Custodial Loan File.

                 (b) Upon surrender of any Trust Receipt by or on behalf of the Note Purchaser to the Collateral Agent and delivery of a Request for Release of Documents substantially in the form of Exhibit C, the Note Purchaser shall issue instructions regarding the Mortgage Loans designated in the applicable Trust Receipt, including instructions to release the related Mortgage Loans as the Trust may designate. In conjunction therewith, the Collateral Agent shall cancel the related Trust Receipt.

                 (c) If a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Collateral Agent, the Note Purchaser shall present to the Collateral Agent documentation in the form attached as Exhibit C. Upon receipt by the Collateral Agent of such documentation, the Note Purchaser shall have the right to issue, or cause to be issued by the Indenture Trustee, instructions pursuant to Section 2.08(b) regarding the Mortgage Loans covered by a Trust Receipt without surrender of the related document.

                 (d) The Collateral Agent shall cause to be kept at its corporate trust office a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Collateral Agent shall reflect the ongoing status of Mortgage Loans subject to Trust Receipts as herein provided. The Collateral Agent shall amend the Custodial Register and each related Mortgage Loan Schedule on a daily basis to reflect the Mortgage Loans then subject to a Trust Receipt and provide such amended Mortgage Loan Schedules to the Note Purchaser, the Trust, the Servicer and the Indenture Trustee in accordance with Section 2.17(b). Absent manifest error, the Collateral Agent's Custodial Register and the related Mortgage Loan Schedules, as amended, shall control. The Custodial Register shall be deemed to contain proprietary information, and only the Note Purchaser, the Trust, the Collateral Agent, the Indenture Trustee and the Servicer or their respective designees shall have access to such information. Each of the Note Purchaser, the Trust, the Indenture Trustee and the Servicer shall give prompt written notice to Collateral Agent identifying any such designee. In the event that (i) the Servicer, the Collateral Agent, the Indenture Trustee or the Trust shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial Loan File, or any Mortgage Loan Document contained therein, or (ii) a third party shall institute any court proceeding by which any Custodial Loan File or any Mortgage Loan Document included therein shall be required to be

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

delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Agent shall, to the extent permitted by law, continue to hold and maintain all of the Mortgage Loan Documents that are the subject of such proceedings pending a final, non-appealable order of a court of competent jurisdiction permitting or directing such disposition thereof. Upon final determination of such court, the Collateral Agent shall dispose of such Custodial Loan File or any Mortgage Loan Document included therein as directed by such court, and the Collateral Agent's expenses in so doing shall constitute expenses it is entitled to be reimbursed by the Servicer in accordance with its separate agreement with the Servicer as contemplated by Section 11.05(a).

         Section 2.09. Future Defects. During the term of this Agreement, if the Collateral Agent discovers any defect set forth in Section 2.07(a) or 2.07(c) with respect to the items certified pursuant to Section 2.06 with respect to any Custodial Loan File, the Collateral Agent shall give written specification of such defect to the Trust, the Servicer, the Note Purchaser and the Indenture Trustee.

         Section 2.10. Release for Servicing. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, but so long as a Servicer Event of Default shall not have occurred, the Collateral Agent is hereby authorized, upon written receipt from the Servicer of a Request For Release in the form annexed hereto as Exhibit D, in duplicate, to release to the Servicer the related Custodial Loan File to the Servicer. All Custodial Loan Files so released to the Servicer shall be held by the Servicer in trust for the benefit of the Note Purchaser and the Indenture Trustee, as collateral agent and secured party on behalf and for the benefit of the Note Purchaser, in accordance with the Agreement. The Servicer shall return to the Collateral Agent the Custodial Loan File upon the earlier of (x) when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, and (y) the occurrence of a Servicer Event of Default, together with endorsements in blank duly executed by the Trust, unless the Mortgage Loan shall have been liquidated, in which case, upon receipt of an additional Request for Release, in duplicate, certifying such liquidation from the Servicer to the Collateral Agent in the form annexed hereto as Exhibit D, and the Collateral Agent shall countersign and release one copy to the Servicer as acknowledgment.

         Section 2.11. Limitation on Release. Notwithstanding the provisions of
Section 2.10, the Collateral Agent shall at no time release to the Servicer, and the Servicer shall not be entitled under Section 2.10 to the release of, active Custodial Loan Files (including those requested) representing more than 100 Custodial Loan Files (excluding those Mortgage Loans that have been paid in full or liquidated). Any additional Custodial Loan Files requested to be released by the Servicer may be released for the reasons provided in Section 2.10 only upon written authorization of the Note Purchaser, which authorization shall not be unreasonably withheld or delayed. The limitations of this Section 2.11 shall not apply to the release of Custodial Loan Files to the Servicer under Section 2.12.

         Prior to returning any Custodial Loan File to the Servicer pursuant to this Section, the Collateral Agent shall complete the endorsement in blank of the related Mortgage Note, as follows: "The Chase Manhattan Bank, as custodian or trustee under the applicable custody or trust agreement, without recourse".

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


         Section 2.12. Release for Payment. Upon the repurchase of any Mortgage Loan pursuant hereto or to the Indenture, or upon the payment in full of any Mortgage Loan, and upon receipt by the Collateral Agent of the Servicer's Request for Release, in duplicate (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided herein), the Collateral Agent shall promptly release the related Custodial Loan File to the Servicer, and amend both the Custodial Register and the related Mortgage Loan Schedule accordingly.

                 (a) Any request for release of any Custodial Loan Files to any third party purchaser shall be sent in the form of a Request For Release which is signed by the Note Purchaser. Any transmittal of Custodial Loan Files for Mortgage Loans in the possession of the Collateral Agent in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Exhibit E duly completed by the Collateral Agent and executed by the Collateral Agent. Any transmittal of Custodial Loan Files for Mortgage Loans in the possession of the Collateral Agent in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool in connection with a Disposition will be under cover of a transmittal letter substantially in the form attached hereto as Exhibit F. Promptly upon receipt by the Note Purchaser of the full amount set forth in such transmittal letter as the "Payoff Amount," the Note Purchaser shall notify the Collateral Agent thereof in writing. Any Payoff Amount sent by a third-party purchaser of Mortgage Loans shall be sent to the Note Purchaser or its designee.

         Section 2.13. Examination of Custodial Loan Files. Upon reasonable prior notice to the Collateral Agent of at least five (5) Business Days, the Note Purchaser, the Trust, Indenture Trustee or the Servicer, and their respective designated agents, accountants, attorneys and auditors, will be permitted during normal business hours to examine the Custodial Loan Files, documents, records and other papers in the possession of or under the control of the Collateral Agent relating to any or all of the Mortgage Loans, provided that the Collateral Agent shall not be responsible for any expenses incurred by the requesting party in conducting such examination.

         Section 2.14. Assignment of Agreement. The Originators and the Depositor hereby acknowledge and agree that the Trust may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Originators or the Depositor, and the Indenture Trustee shall succeed to such of the rights and obligations of the Trust hereunder as shall be so assigned. The Trust shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Section 2.07 and 4.02 for breaches of the representations, warranties, agreements and covenants of the Originators contained in Sections 2.05, 2.06, 3.01 and 4.01, assign such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders. The Originators and the Depositor agree that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Trust, the repurchase obligations of the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.15. Termination of Transfer Period. The Transfer Period will end on the earlier of the last day of the Commitment Term or the occurrence of an Amortization Event; provided, that, upon the occurrence of an Event of Default or Default, the Note Purchaser may, in its sole discretion, terminate the Transfer Period; and provided, further, that if the precipitating Default is cured before it becomes an Event of Default and no other Default or Event of Default, or any Performance Trigger Event that has not been Deemed Cured, then exists, the Transfer Period shall be reinstated.

         Section 2.16. Correction of Errors. The Trust, the Depositor, the Originators and the Servicer shall cooperate to reconcile any errors in calculating the Sales Price from and after each Transfer Date. In the event that an error in the Sales Price is discovered by any such party, including, without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Mortgage Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest or aggregate unreimbursed Servicing Advances attributable to the applicable Mortgage Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefited from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

         Section 2.17. Copies of Mortgage Documents; Periodic Statements.

                 (a) Upon the reasonable request of the Note Purchaser, the Trust, the Indenture Trustee or the Servicer and at the cost and expense of the requesting party, the Collateral Agent shall provide the requesting party with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans.

                 (b) Upon the request of the Note Purchaser, the Trust, the Indenture Trustee or the Servicer at any time, the Collateral Agent shall provide to the requesting party a list of all the Mortgage Loans for which the Collateral Agent holds a Custodial Loan File pursuant to this Agreement. Such list shall be provided to the requesting party electronically in such format as the requesting party and the Collateral Agent may mutually agree upon (consent to such format not to be unreasonably withheld by either the Collateral Agent or the requesting party) and, if the requesting party so specifies, in hard copy format as well. In the latter case, such list may be in the form of a copy of the Mortgage Loan Schedule (as amended and revised from time to time) with manual deletions to specifically denote any Mortgage Loans paid off or repurchased since the date of this Agreement.

         Section 2.18. Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the Originators.

         Section 2.19. Margin Option.

                 (a) At any time and from time to time, the Note Purchaser shall have the right to determine whether the Mortgage Loan Base supports the aggregate Note Principal Balance of the Secured Notes. If at any time the Note Purchaser determines that the aggregate Note Principal Balance of the Secured Notes exceeds the Mortgage Loan Base, then, in each such case, a "Shortfall" shall exist.

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


                 (b) The Note Purchaser shall give written notice to the Trust, Indenture Trustee and the Depositor of such determination and of the amount of such Shortfall (each such notice, a "Margin Option") and, if notice is provided by 11:00 a.m. (New York, New York time), within one Business Day (and otherwise, within two Business Days) after receipt of such Margin Option, (a) the Depositor has contributed to the Trust (i) to the extent held by or reasonably available to the Depositor, Qualified Substitute Mortgage Loans having an aggregate Market Value equal to at least the amount of such Shortfall, and (ii) to the extent that sufficient Qualified Substitute Mortgage Loans are not so held by, or reasonably available to, the Depositor, cash in an amount equal to at least the difference between the amount of such Shortfall and the aggregate Market Value of such Qualified Substitute Mortgage Loans as are contributed by the Depositor to the Trust (the "Minimum Margin Contribution"); and (b) the Trust has pledged such Qualified Substitute Mortgage Loans, together with all other assets related thereto, to the Indenture Trustee and has remitted such cash to the Note Purchaser, for immediate application to the repayment of the principal of the Secured Notes, then the Shortfall shall be deemed to have been cured. If, within such period, the Shortfall has not been so cured, or if, prior to expiration of such period, the Depositor has notified the Note Purchaser that the Depositor does not intend to effect the Minimum Margin Contribution, such occurrence shall constitute an Event of Default under the Indenture; provided, however, that nothing contained herein shall either obligate the Depositor to effect any Minimum Margin Contribution or impose any liability to the Note Purchaser on the Depositor for any election by the Depositor not to effect a Minimum Margin Contribution.

                 (c) Notwithstanding any other provision of this Agreement or any other Basic Document to the contrary, if the Depositor effects all or any portion of a Minimum Margin Contribution, the Trust shall immediately (x) pledge to the Indenture Trustee on behalf of the Noteholders all Qualified Substitute Mortgage Loans, together with all other assets related thereto, and (y) direct the Indenture Trustee to remit to the Note Purchaser, all cash contributed to the Trust by the Depositor in response to the precipitating Margin Option. All such cash shall be immediately applied to repayment of the principal of the Secured Notes pro rata in accordance with the Shortfall with respect to each Secured Note.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Originators and Sponsor. Each of the Originators and the Sponsor hereby represents and warrants to the Depositor, the Indenture Trustee, the Trust, the Collateral Agent and the Noteholders, as of the date hereof and each Transfer Date, that:

                 (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

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


                 (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof;

                 (c) The financial statements and books and records of the Sponsor and the Originators reflect the separate existence of the Depositor;

                 (d) Neither the Sponsor nor any of the Originators acts as an agent of the Depositor in any capacity except to the limited extent provided in the Basic Documents, but instead presents itself to the public as a corporation separate from the Sponsor and the Originators

                 (e) Neither the execution and delivery of this Agreement, nor the acquisition or origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                 (f) Neither this Agreement nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                 (g) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                 (h) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                 (i) Upon the receipt of each Servicer's Loan File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                 (j) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                 (k) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                 (l) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                 (m) The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                 (n) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

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


                 (o) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                 (p) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.01 shall survive the delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.02. Representations and Warranties of the Servicer and the Subservicers. Each of the Servicer and the Subservicers hereby represents and warrants to the Indenture Trustee, the Originators, the Depositor, the Collateral Agent, the Trust and the Noteholders as of the date hereof and during the term of this Agreement that:

                 (a) Each of the Servicer and the Subservicers is duly organized, validly existing and in good standing under the laws of their respective states of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. Each of the Servicer and the Subservicers is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the Subservicers or the performance of their respective obligations hereunder;

                 (b) Each of the Servicer and the Subservicers has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Servicer and the Subservicers, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                 (c) Neither the Servicer nor any Subservicer is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the date hereof;

                 (d) The execution, delivery and performance of this Agreement by each of the Servicer and the Subservicers will not violate any provision of any existing law or regulation or any order or decree of any court or their respective charter or bylaws, or constitute a breach of any mortgage, indenture, contract or other Agreement to which such party is a party or by which it may be bound;

                 (e) There is no action, suit, proceeding or investigation pending or threatened against the Servicer or the Subservicers which, either in any one instance or in the aggregate, is, in the Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer or Subservicers, or in any material impairment of the right or ability of any of them to carry on its business substantially as now conducted, or in any material liability on the part of any of them, or which would draw into question the validity of this Agreement, the Secured Notes, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer or the Subservicers contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer or the Subservicers to perform their respective obligations hereunder;

                 (f) Neither this Agreement nor any statement, report, or other document furnished by the Servicer or the Subservicers pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, the sale or placement of the Secured Notes, contains any untrue statement of fact provided by or on behalf of the Servicer or the Subservicers or omits to state a fact necessary to make the statements provided by or on behalf of the Servicer or the Subservicers contained herein or therein not misleading;

                 (g) Neither the Servicer nor any Subservicer believes, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

                 (h) None of the Servicer or the Subservicers is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive the delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and inure to the benefit of the Indenture Trustee.

         Section 3.03. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Originators, the Trust, the Collateral Agent, the Noteholders and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

                 (a) The Depositor is a limited purpose corporation whose primary activities are restricted in its certificate of incorporation;

                 (b) The Depositor is duly organized, validly existing and in good standing under the laws of the State of Delaware;

                 (c) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                 (d) The Depositor is not involved in the day-to-day management of the Sponsor and/or any of the Originators, maintains separate corporate records and books of account from the Sponsor and the Originators, has a separate business office from the Sponsor and the Originators and otherwise observes corporate formalities;

                 (e) The Depositor maintains its assets separately from the assets of the Sponsor and the Originators (including through the maintenance of a separate bank account), the Depositor's funds and assets, and records relating thereto, have not been and are not commingled with those of the Sponsor and the Originators and the separate creditors of the Depositor will be entitled to be satisfied out of the Depositor's assets prior to any value in the Depositor becoming available to the holders of the Depositor's common stock or the Sponsor's and/or any of the Originators' creditors;

                 (f) All business correspondence of the Depositor and other communications are conducted in the Depositor's own name and on its own stationery;

                 (g) The Depositor is operated in such a manner that it would not be substantively consolidated in the bankruptcy estate of the Sponsor and/or any Originator, such that the separate existence of the Depositor would be disregarded in the event of a bankruptcy or insolvency of the Sponsor and/or any Originator;

                 (h) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                 (i) No consent, approval, license, permit, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the date hereof;

                 (j) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                 (k) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which would materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

                 (l) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be, and shall inure to the benefit of the Indenture Trustee.

         Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee and the Collateral Agent. The Indenture Trustee and the Collateral Agent hereby represent, warrant and covenant to the Trust, the Servicer and the Depositor that as of the date of this Agreement or as of such date specifically provided herein:

                 (a) Each of the Indenture Trustee and the Collateral Agent is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                 (b) Each of the Indenture Trustee and the Collateral Agent has the corporate power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement;

                 (c) This Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee and the Collateral Agent, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Indenture Trustee and the Collateral Agent, enforceable against such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Custodial Loan Files to the Collateral Agent, on behalf of the Indenture Trustee or to another custodian, as the case may be.

         Section 3.05. Representations, Warranties and Covenants of the Trust. The Trust hereby represents, warrants and covenants to the Indenture Trustee that as of the date of this Agreement or as of such date specifically provided herein:

                 (a) The Trust is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Trust is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified.

                 (b) The Trust has full power and authority to execute and deliver this Agreement and to perform its obligations under the Basic Documents to which it is a party. The Basic Documents to which the Trust is a party have been duly authorized by all necessary action and do not require any additional approval by anyone that has not already been obtained. The Basic Documents to which the Trust is a party have been duly executed and delivered by the Trust and constitute its valid and legally binding obligations, enforceable against it in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and equitable remedies, regardless of whether enforcement is considered in a proceeding in equity or at law.

                 (c) The Secured Notes have been duly authorized, and when the Secured Notes are issued and delivered pursuant to the indenture, the Secured Notes will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will in all material respects be in the form contemplated by the Indenture.

                 (d) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party will conflict with the governing instruments of the Trust or conflict with, result in a breach, violation or acceleration of, or constitute a default or require any consent under any instrument or agreement to which the Trust is a party or by which the Trust or its properties may be bound, or any law, order, or regulation applicable to the Trust of any governmental authority having jurisdiction over the Trust or its properties, and do not and will not result in or require the creation of any lien (other than pursuant to the Indenture) with respect to any of the Trust's properties.

                 (e) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party requires any authorization, approval, consent, license, exemption (other than any self-executing exemption), filing, registration, or any other action except those which have been obtained and are in full force and effect or where the failure to comply with the requirement would not adversely affect the delivery, execution or performance by the Trust of the Basic Documents.

                 (f) Neither the Trust nor any of its Affiliates is in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money to which it is a party or by which its properties are bound, which default is likely to result in a Material Adverse Effect. No Event of Default has occurred and is continuing under any of the Basic Documents.

                 (g) The Trust holds good and indefeasible title to, and is the sole owner of, all right, title and interest in and to the Trust Estate (including any and all Mortgage Loans and the related other assets given as security for any of the Trust's obligations hereunder), free and clear of all liens, participations and rights of others (except for the lien created by the Indenture), and on each date this representation is made, the Indenture Trustee has a first priority lien with respect to the Trust Estate and no further action in the nature of delivery of possession or filing, including any filing of any document is required to establish and perfect the lien with respect to the Trust Estate in favor of the Indenture Trustee against all third parties in any jurisdiction.

                 (h) The Trust office is located at c/o First Union Trust Company, N.A., One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801. The Custodial Loan Files concerning the Mortgage Loans are held in the offices of the Collateral Agent in the State of Texas.

                 (i) The Trust's federal taxpayer identification number is 51-6516594.

                 (j) There are no delinquent federal, state, city, county, or other taxes relating to the Trust.

                 (k) There are no actions, suits, investigations or other proceedings pending or, to the best knowledge of the Trust after due inquiry, threatened against or affecting the Trust by or before any court, arbitrator, or governmental authority (i) asserting the invalidity of or any of the Basic Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by or any of the Basic Documents, or (iii) which is reasonably likely to materially and adversely affect the validity, enforceability, collectibility or value of the Secured Notes. There are no preliminary or permanent injunctions or orders by any court or other governmental authority pending adversely affecting any of the Basic Documents or any of the transactions contemplated thereby.

                 (l) The Trust is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (m) The Trust does not have any outstanding debt obligation for money borrowed, any other (i.e., debt arising for reasons other than money borrowed) material debt obligations other than the Secured Notes.

                 (n) The transactions contemplated by the Basic Documents are in the ordinary course of business of the Trust. The Trust will engage in each acquisition of Mortgage Loans under this Agreement as a principal and not as an agent.

                 (o) The Trust is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder. The Trust will not be rendered insolvent by the execution and delivery of any of the Basic Documents or the performance of its obligations hereunder. No petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Trust.

                 (p) In incurring any obligation or making any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein pursuant to the Basic Documents (whether in connection with the issue of a Secured Note or otherwise), the Trust does not intend to hinder, delay or defraud any Person to which the Trust is or will become, on or after the date on which such obligation is incurred or such transfer is made, indebted.

                 (q) With respect to any obligation incurred by the Trust or any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein made by the Trust pursuant to the Basic Documents, (i) the Trust has received "reasonably equivalent value" within the meaning of Section 548(a)(1)(B)(i) of the Bankruptcy Code for such obligation or transfer, (ii) the Trust is not and will not become "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code at the time of or as a result of incurring such obligation or making such transfer, (iii) the Trust is not engaged in, and is not about to engage in, any business or transaction for which the any property remaining with the Trust constitutes "unreasonably small capital" within the meaning of Section 548(a)(1)(B)(ii)(II) of the Bankruptcy Code, and (iv) the Trust does not intend to incur, and does not believe that it will incur, "debts" within the meaning of Section 101(12) of the Bankruptcy Code that would be beyond the Trust's ability to pay as such debts matured.

                 (r) With respect to any "transfer" (as defined in Section 101 of the Bankruptcy Code) of property or any interest therein made by the Trust pursuant to such transfer is intended as a "contemporaneous exchange for new value" given to the Trust within the meaning of Section 547(c)(1) of the Bankruptcy Code.

                                   ARTICLE IV

                               THE MORTGAGE LOANS

         Section 4.01. Representations and Warranties Relating to the Mortgage Loans.

                 (a) Each Originator represents and warrants to the Indenture Trustee, the Collateral Agent, the Trust and the Noteholders that, as of the related Transfer Date, immediately prior to the sale and transfer of the related Mortgage Loan by such Originator to the Depositor:

                 (i) Such Mortgage Loan contains no (i) provisions pursuant to which any monthly payment due thereunder is (A) paid or partially paid with funds deposited in any separate account established by the related Originator, the related Mortgagor, or anyone on behalf of such Mortgagor, or (B) paid by any source other than such Mortgagor, or (ii) any other provision, of like effect, that may constitute a "buydown" provision; such Mortgage Loan is not a graduated payment mortgage loan, and does not have a shared appreciation or other contingent interest feature;

                 (ii) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                 (iii) The information to be provided by the Originators to the Depositor in connection with a Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                 (iv) The Mortgage securing such Mortgage Loan is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule with respect thereto) on and in the Mortgaged Property, including all improvements thereon, subject only to (i) the lien of current real property taxes and assessments not yet due, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, all such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the lender's policy of title insurance delivered to the originator of such Mortgage Loan, and specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, and (iv) if such Mortgage Loan is a second-lien loan, the prior lien of another lender. Any other Mortgage Loan Document ("Other Mortgage Loan Document") establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein, and the Originators have full right to grant a lien on and in such Other Mortgage Loan Document to the Note Purchaser. The lien of Other Mortgage Loan Documents affects only property incidental to the related Mortgaged Property, and there is no pledged account or other material security securing the related Mortgagor's obligations other than the Mortgaged Property. The related Mortgaged Property was not, as of the date of origination of such Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the related Mortgage;

                 (v) Immediately prior to the transfer and assignment by the related Originator to the Depositor, the related Originator had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the related Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor;

                 (vi) Except as otherwise indicated on the Mortgage Loan Schedule, all monthly payments due on such Mortgage Loan prior to the applicable Cut-Off Date have been made. The related Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a Person other than the Mortgagor thereunder, directly or indirectly, for the payment of any amount required to be paid in respect of such Mortgage Loan. As of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 60 or more days delinquent;

                 (vii) To the best knowledge of the related Originator, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (aa) below;

                 (viii) At the origination of such Mortgage Loan, all outstanding taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents previously due and owing with respect to the related Mortgaged Property had been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable. As of the applicable Cut-Off Date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing with respect to such Mortgaged Property have been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable;

                 (ix) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                 (x) The related Mortgage and Mortgage Note, and any Other Mortgage Loan Document contain the entire agreement of the parties and all obligations of the Originator or the Trust under the related Mortgage Loan. No terms of the related Mortgage Note, Mortgage or Other Mortgage Loan Document, if any, have been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, that have been delivered to the Collateral Agent. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and has been disclosed to the Note Purchaser in writing. No Mortgagor has been released, in whole or in part, except in connection with an assumption or partial release agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Collateral Agent and the terms of which have been disclosed to the Note Purchaser in writing;

                 (xi) To the best knowledge of the related Originator, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                 (xii) The related Originator has not received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the related Originator;

                 (xiii) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee by the related Originator;

                 (xiv) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the related Originator's normal documentation requirements;

                 (xv) The Mortgage Loans were not selected by the related Originator for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of such Originator;

                 (xvi) None of the Mortgage Loans constitutes a lien on leasehold interests;

                 (xvii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the related Originator's knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                 (xviii) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the related Originator, there is no requirement for, and the related Originator shall not make any future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                 (xix) All Mortgage Loans were originated in compliance with the related Originator's Underwriting Guidelines;

                 (xx) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                 (xxi) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Servicer's Loan File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                 (xxii) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and the related Originator has not waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. The related Originator has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                 (xxiii) Principal payments on such Mortgage Loan commenced no more than two (2) months after the proceeds of such Mortgage Loan were disbursed. If such Mortgage Loan is an adjustable rate loan, on each interest adjustment date under such Mortgage Loan, the mortgage interest rate will be adjusted to equal the index plus the gross margin, rounded to the nearest (or next highest, as applicable) 0.125%, subject to the periodic rate cap, the maximum rate and the minimum rate set forth in the Mortgage Loan Schedule. The related Mortgage Note is payable on the day of each month indicated on the Mortgage Loan Schedule with respect to such Mortgage Loan in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment that is sufficient to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term and to pay interest at the applicable interest rate. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note provides that the monthly payments will be changed on each adjustment date indicated on such Mortgage Loan Schedule to an amount that will amortize the unpaid principal balance of such Mortgage Loan over its remaining term at the mortgage interest rate established on such adjustment date. If such Mortgage Loan is a fixed-rate loan and provides for the payment of a balloon payment, such Mortgage Loan is fully amortizing over a period of not more than 30 years and has a term to maturity of not less than 10 years and not more than 30 years. The related Mortgage Note does not permit negative amortization. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note does not permit the related Mortgagor to convert such Mortgage Loan to a fixed-rate loan.

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                 (xxiv) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the related Originator's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                 (xxv) To the best of the related Originator's knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the related Originator's Underwriting Guidelines;

                 (xxvi) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)
         (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                 (xxvii) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

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

                 (xxviii) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either
         (i) fully to transfer to the Depositor all right, title, and interest of the related Originator thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section
         2.03 (c) hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholders. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to
         Section 2.06(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor and the related Originator, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor or the related Originator from being enforceable;

                 (xxix) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the related Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the related Originator nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                 (xxx) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and neither the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                 (xxxi) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                 (xxxii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

                 (xxxiii) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the related Originator have been capitalized under the Mortgage or the Mortgage Note;

                 (xxxiv) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                 (xxxv) The origination and collection practices used by the related Originator or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                 (xxxvi) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Servicer's Loan File. If such Mortgage Loan is an adjustable rate loan, the related Mortgagor has executed a statement to the effect that such Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Servicer will ensure that such statement is and will remain in the related Custodial Loan File.

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


                 (xxxvii) If such Mortgage Loan is a refinancing Mortgage Loan, the related Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinancing Mortgage Loan, and evidence of such receipt is and will remain in the related Custodial Loan File.

                 (xxxviii) All amounts received by the related Originator with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the Payment Account have been so deposited in the Collection Account and are, as of the related Transfer Date, in the Collection Account;

                 (xxxix) The Servicer's Loan File with respect to such Mortgage Loan contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the application for such Mortgage Loan, by a qualified appraiser (i) who, at the time of such appraisal, met the minimum qualifications of Fannie Mae or Freddie Mac and the requirements of the related Originator's appraisal policy and (ii) who satisfied (and which appraisal was conducted in accordance with) all of the applicable requirements of the Uniform Standards of Professional Appraisal Practice in effect at the time of such appraisal and procedures. Such appraiser had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, and such appraiser's compensation was not affected by the approval or disapproval of such Mortgage Loan;

                 (xl) The related Originator has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                 (xli) With respect to second lien Mortgage Loans:

                       1) the related Originator has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                       2) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Servicer's Loan File,

                       3) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage, and

                       4) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

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


                 (xlii) Each of the Mortgage Loans is securitizable upon substantially the same terms and conditions as the mortgage loans included in the ABFS Mortgage Loan Trust 2000-1;

                 (xliii) To the best of the related Originator's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                 (xliv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the related Originator nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

                 (xlv) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

                 (xlvi) The related Originator further represents and warrants to the Indenture Trustee and the Noteholders that as of the Cut-Off Date all representations and warranties set forth in clauses (i) through (xlv) above will be correct in all material respects as to each Mortgage Loan, and the following representation will be correct: each Mortgage Loan will not be thirty (30) or more days contractually delinquent as of the related Cut-Off Date;

                 (xlvii) The Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria; and

                 (xlviii) Each and every Mortgage Loan is an Eligible Mortgage Loan.

                 (b) The Depositor hereby represents and warrants to the Indenture Trustee, the Collateral Agent, the Trust and the Noteholders that, as of the related Transfer Date, immediately prior to the sale and transfer of such Mortgage Loan by the Depositor to the Trust:

                 (i) Such Mortgage Loan contains no (i) provisions pursuant to which any monthly payment due thereunder is (A) paid or partially paid with funds deposited in any separate account established by the related Originator, the related Mortgagor, or anyone on behalf of such Mortgagor, or (B) paid by any source other than such Mortgagor, or (ii) any other provision, of like effect, that may constitute a "buydown" provision. Such Mortgage Loan is not a graduated payment mortgage loan, and does not have a shared appreciation or other contingent interest feature;

                 (ii) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                 (iii) The information to be provided by the Depositor to the Trust in connection with a Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                 (iv) The Mortgage securing such Mortgage Loan is a valid, existing and enforceable first or second lien (as indicated on the Mortgage Loan Schedule with respect thereto) on and in the Mortgaged Property, including all improvements thereon, subject only to (i) the lien of current real property taxes and assessments not yet due, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, all such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the lender's policy of title insurance delivered to the originator of such Mortgage Loan, and specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan, (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, and (iv) if such Mortgage Loan is a second-lien loan, the prior lien of another lender. Any Other Mortgage Loan Document establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein, and the Originators have full right to grant a lien on and in such Other Mortgage Loan Document to the Note Purchaser. The lien of Other Mortgage Loan Documents affects only property incidental to the related Mortgaged Property, and there is no pledged account or other material security securing the related Mortgagor's obligations other than the Mortgaged Property. The related Mortgaged Property was not, as of the date of origination of such Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the related Mortgage;

                 (v) Immediately prior to the transfer and assignment by the Depositor to the Trust, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trust;

                 (vi) Except as otherwise indicated on the Mortgage Loan Schedule, all monthly payments due on such Mortgage Loan prior to the applicable Cut-Off Date have been made. The related Originator has not advanced funds, or induced, solicited or knowingly received any advance of funds from a Person other than the Mortgagor thereunder, directly or indirectly, for the payment of any amount required to be paid in respect of such Mortgage Loan. As of the applicable Cut-Off Date, no payment due under such Mortgage Loan is delinquent for 30 or more days. No payment under such Mortgage Loan has been 30 days delinquent more than once during the twelve months immediately preceding the applicable Cut-Off Date, and no payment under such Mortgage Loan has ever been 60 or more days delinquent;

                 (vii) To the best knowledge of the Depositor, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (xxvi) below;

                 (viii) At the origination of such Mortgage Loan, all outstanding taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents previously due and owing with respect to the related Mortgaged Property had been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable. As of the applicable Cut-Off Date, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing with respect to such Mortgaged Property have been paid, or an escrow of funds had been established in an amount sufficient to pay for every such item that remained unpaid and that had been assessed but was not yet due and payable;

                 (ix) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                 (x) The related Mortgage and Mortgage Note, and any Other Mortgage Loan Document contain the entire agreement of the parties and all obligations of the Originator or the Trust under the related Mortgage Loan. No terms of the related Mortgage Note, Mortgage or Other Mortgage Loan Document, if any, have been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, that have been delivered to the Collateral Agent. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and has been disclosed to the Note Purchaser in writing. No Mortgagor has been released, in whole or in part, except in connection with an assumption or partial release agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Collateral Agent and the terms of which have been disclosed to the Note Purchaser in writing.

                 (xi) To the best knowledge of the Depositor, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                 (xii) The Depositor has not received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the related Originator;

                 (xiii) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee by the related Originator;

                 (xiv) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the related Originator's normal documentation requirements;

                 (xv) The Mortgage Loans were not selected by the Depositor for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Depositor;

                 (xvi) None of the Mortgage Loans constitutes a lien on leasehold interests;

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


                 (xvii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                 (xviii) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the related Originator, there is no requirement for, and the Depositor shall not make any future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Mortgage Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                 (xix) All Mortgage Loans were originated in compliance with the related Originator's Underwriting Guidelines;

                 (xx) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interest of the Indenture Trustee, and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                 (xxi) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Servicer's Loan File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                 (xxii) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Depositor has not waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. The Depositor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

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


                 (xxiii) Principal payments on such Mortgage Loan commenced no more than two (2) months after the proceeds of such Mortgage Loan were disbursed. If such Mortgage Loan is an adjustable rate loan, on each interest adjustment date under such Mortgage Loan, the mortgage interest rate will be adjusted to equal the index plus the gross margin, rounded to the nearest (or next highest, as applicable) 0.125%, subject to the periodic rate cap, the maximum rate and the minimum rate set forth in the Mortgage Loan Schedule. The related Mortgage Note is payable on the day of each month indicated on the Mortgage Loan Schedule with respect to such Mortgage Loan in self-amortizing monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment that is sufficient to fully amortize the outstanding principal balance of such Mortgage Loan over its remaining term and to pay interest at the applicable interest rate. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note provides that the monthly payments will be changed on each adjustment date indicated on such Mortgage Loan Schedule to an amount that will amortize the unpaid principal balance of such Mortgage Loan over its remaining term at the mortgage interest rate established on such adjustment date. If such Mortgage Loan is a fixed-rate loan and provides for the payment of a balloon payment, such Mortgage Loan is fully amortizing over a period of not more than 30 years and has a term to maturity of not less than 10 years and not more than 30 years. The related Mortgage Note does not permit negative amortization. If such Mortgage Loan is an adjustable rate loan, the related Mortgage Note does not permit the related Mortgagor to convert such Mortgage Loan to a fixed-rate loan;

                 (xxiv) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                 (xxv) To the best of the Depositor's knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the related Originator's Underwriting Guidelines;

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


                 (xxvi) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)
         (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                 (xxvii) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                 (xxviii) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either
         (i) fully to transfer to the Depositor all right, title, and interest of the related Originator thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section
         2.03 (c) hereof and thereafter (x) to transfer the right, title and interest of the Depositor to the Trust and (y) to pledge the interest of the Trust to the Indenture Trustee for the benefit of the Noteholders. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to
         Section 2.06(a)(iv) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Depositor, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Depositor from being enforceable;

                 (xxix) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Originator, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the related Originator's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and neither the Depositor nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                 (xxx) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 7.04 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and neither the Depositor or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                 (xxxi) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                 (xxxii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust, (v) a mobile home, (vi) a log-constructed home, or (vii) a recreational vehicle;

                 (xxxiii) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Depositor expects not to be cured, and no escrow deposits or payments of other charges or payments due the Depositor have been capitalized under the Mortgage or the Mortgage Note;

                 (xxxiv) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                 (xxxv) The origination and collection practices used by the Depositor, the related Originator or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                 (xxxvi) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Servicer's Loan File. If such Mortgage Loan is an adjustable rate loan, the related Mortgagor has executed a statement to the effect that such Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Servicer will ensure that such statement is and will remain in the related Custodial Loan File;

                 (xxxvii) If such Mortgage Loan is a refinancing Mortgage Loan, the related Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinancing Mortgage Loan, and evidence of such receipt is and will remain in the related Custodial Loan File;

                 (xxxviii) All amounts received by the Depositor with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the Payment Account have been so deposited in the Collection Account and are, as of the related Transfer Date, in the Collection Account;

                 (xxxix) The Servicer's Loan File with respect to such Mortgage Loan contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the application for such Mortgage Loan, by a qualified appraiser (i) who, at the time of such appraisal, met the minimum qualifications of Fannie Mae or Freddie Mac and the requirements of the related Originator's appraisal policy and (ii) who satisfied (and which appraisal was conducted in accordance with) all of the applicable requirements of the Uniform Standards of Professional Appraisal Practice in effect at the time of such appraisal and procedures. Such appraiser had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, and such appraiser's compensation was not affected by the approval or disapproval of such Mortgage Loan.

                 (xl) The Depositor has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

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


                 (xli) With respect to second lien Mortgage Loans:

                       1) the Depositor has no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                       2) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Servicer's Loan File,

                       3) if the prior mortgage has a negative amortization feature, the CLTV was determined using the maximum loan amount of such prior mortgage, and

                       4) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision.

                 (xlii) Each of the Mortgage Loans is securitizable upon substantially the same terms and conditions as the mortgage loans included in the ABFS Mortgage Loan Trust 2000-1;

                 (xliii) To the best of the Depositor's knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                 (xliv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials, used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Depositor nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

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


                 (xlv) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

                 (xlvi) The Depositor further represents and warrants to the Indenture Trustee and the Noteholders that as of the Cut-Off Date all representations and warranties set forth in clauses (i) through (xlv) above will be correct in all material respects as to each Mortgage Loan, and the following representation will be correct: each Mortgage Loan will not be thirty (30) or more days contractually delinquent as of the related Cut-Off Date; and

                 (xlvii) The Mortgage Loans in the aggregate satisfy the Portfolio Composition Criteria.

         Section 4.02. Purchase and Substitution. (a) It is understood and agreed that the representations and warranties set forth in Section 4.01 herein shall survive the purchase by the Depositor of the Mortgage Loans, the transfer thereof by the Depositor to the Trust, the pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders, and the delivery of the Secured Notes to the Noteholders, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

                 (b) Upon discovery by the Originators, the Depositor, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, or a Noteholder of a breach of any of the representations and warranties in Sections 3.01, 3.02 or 4.01 hereof which materially and adversely affects the value of the Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to a party's best knowledge), the party discovering such breach or failure shall promptly (and in any event within five (5) days of the discovery) give written notice thereof to the others. Within five (5) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty made in Section 4.01(a), the Originators shall be jointly and severally obligated to, (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02. Within five
(5) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty made in Section 4.01(b), the Depositor shall be obligated to, (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Determination Date, at the Repurchase Price in the manner specified in this Section 4.02, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.07 and this Section 4.02. If the Originator and the Depositor fails to purchase or substitute for any Defective Mortgage Loans (whether pursuant to this Section 4.02 or under Section 2.07(b)), the Sponsor shall purchase such Mortgage Loans on the next Business Day. The Collateral Agent shall give prompt written notice to the Indenture Trustee, who shall deliver such notice to the Note Purchaser of any repurchase or substitution made pursuant to this Section 4.02 or Section 2.07(b).

                 (c) As to any Deleted Mortgage Loan for which an Originator (or the Depositor or the Sponsor, as the case may be) substitutes a Qualified Substitute Mortgage Loan or Mortgage Loans, such Originator (or the Depositor or the Sponsor, as the case may be) to effect such substitution by delivering to the Indenture Trustee a certification, in the form attached hereto as, Exhibit G, executed by a Responsible Officer, and delivering to the Collateral Agent the related Custodial Loan File for such Qualified Substitute Mortgage Loan or Mortgage Loans.

                 (d) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Mortgage Loans after the date of such substitution. Such amounts will be applied to pay down the Secured Note which relates to such Deleted Mortgage Loans. Monthly Payments received with respect to Qualified Substitute Mortgage Loan or Mortgage Loans on or before the date of substitution will be retained by the related Originator (or the Depositor, as the case may be). The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the related Originator (or the Depositor, as the case may be) shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Indenture Trustee, the Collateral Agent and the Note Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Mortgage Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects.

                 (e) It is understood and agreed that the obligations of the Originators, the Depositor and the Sponsor set forth herein to, cure, purchase or substitute for a Defective Mortgage Loan, or to indemnify as described in subsection (f) below, constitute the sole remedies of the Indenture Trustee, the Collateral Agent and the Noteholders respecting a breach of the representations and warranties of the Originators and the Depositor made in Section 4.01.

                 (f) The Originators hereby indemnify the Indenture Trustee, the Depositor, the Trust, the Owner Trustee, the Collateral Agent and the Noteholders and their successors, assigns, agents and servants (collectively, the "Originator Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Originator Indemnified Party in any way relating to or arising out of (i) any breach of any representation, warranty or covenant of the Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction, including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Mortgage Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. The Depositor hereby indemnifies the Indenture Trustee, the Trust, the Owner Trustee, the Collateral Agent and the Noteholders and their successors, assigns, agents and servants (collectively, the "Depositor Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Depositor Indemnified Party in any way relating to or arising out of a breach by the Depositor of the representations or warranties herein. If the Originators or the Depositor fail to perform in their obligations to indemnify the related indemnified parties, then the Sponsor will do so. The indemnities contained herein shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

                 (g) Each of the Originators shall be jointly and severally responsible for any repurchase, cure or substitution obligation of each Originator under this Agreement or the Indenture.

                                   ARTICLE V

                        THE ORIGINATORS AND THE DEPOSITOR

         Section 5.01. Covenants of the Originators and the Depositor. (a) Each of the Originators and the Depositor covenant to the Indenture Trustee, the Trust, the Collateral Agent, the Servicer and the Noteholders as follows:

                 (i) The Originators and the Depositor shall cooperate with such parties and the firm of independent certified public accountants retained with respect to the issuance of the Secured Notes in making available all information and taking all steps reasonably necessary or reasonably required by the Note Purchaser to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein;

                 (ii) The Originators and the Depositor agree to satisfy or cause to be satisfied on or prior to the related Transfer Date, all of the conditions set forth in Section 6.01 hereof that are within the Originators' and the Depositor's (or their agents') control; and

                 (iii) The Originators and the Depositor hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Depositor as the Owner Trustee or the Note Purchaser or their counsel may reasonably request in order to (A) consummate the transfer of the Mortgage Loans to the Depositor and from the Depositor to the Trust and the subsequent transfer thereof to the Indenture Trustee, and the issuance and sale of the Secured Notes and (B) consummate a Disposition of some or all of the Mortgage Loans.

                 (b) The Depositor covenants to the Noteholders that it shall not, for so long as an Event of Default or an Amortization Event exists under the Indenture, pay any dividend to the holders of its common stock.

         Section 5.02. Merger or Consolidation. Each of the Originators and the Depositor will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Depositor shall be a party, or any Person succeeding to the business of the Originators or the Depositor, shall be approved by the Note Purchaser, which approval shall not be unreasonably withheld. In all events such person shall be the successor of the Originators or the Depositor without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Depositor shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Purchaser.

         Section 5.03. Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement and the Indenture, the Originators and the Depositor shall promptly pay: (a) the fees and disbursements of the Depositor's and the Originators' counsel; (b) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (c) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (d) the fees and disbursements for accountants for the Originators; and (e) all of the reasonable initial expenses of the Note Purchaser including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Servicer's Loan Files. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Note Purchaser shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement and the Indenture. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 5.04. Indemnification. (a) The Originators, the Depositor and the Sponsor, jointly and severally, agree to indemnify and to hold the Note Purchaser harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Note Purchaser may sustain in any way related to the failure of any of the Originators, the Depositor or the Sponsor to perform any of their duties in compliance with the terms of this Agreement. The Originators, the Depositor or the Sponsor shall immediately notify the Note Purchaser if a claim is made by a third party with respect to this Agreement, and the Originators, the Depositor or the Sponsor shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Note Purchaser in respect of such claim.

                 (b) Promptly after receipt by an indemnified party under this
Section 5.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 5.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                                   ARTICLE VI

                              CONDITIONS OF CLOSING

         Section 6.01. Conditions Precedent to Transfer Dates.

                 (a) Five Business Days prior to each Transfer Date, the Trust shall give a Notice of Issue to the Note Purchaser, the Indenture Trustee and the Collateral Agent of such upcoming Transfer Date and provide an estimate of the number of Mortgage Loans and aggregate Principal Balance of such Mortgage Loans to be transferred on such Transfer Date. Three Business Days prior to each Transfer Date, the Trust shall provide the Note Purchaser, the Indenture Trustee and the Collateral Agent a final Mortgage Loan Schedule with respect to the Mortgage Loans to be transferred on such Transfer Date. On each Transfer Date, the Depositor shall convey to the Trust the Mortgage Loans and the other property and rights related thereto described in the related Assignment, and the Trust, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Sale Amount received from the Note Purchaser in the General Operating Account in respect thereof, and the Servicer shall, promptly after such deposit, direct the Indenture Trustee to withdraw the amount deposited in respect of applicable Sale Amount from the General Operating Account, and distribute such amount to or at the direction of the Depositor.

                 (b) The obligations of the Trust to purchase the Mortgage Loans and the Note Purchaser to purchase the Secured Notes will be subject to the satisfaction on each Transfer Date of the following conditions:

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                 (i) the related Originator(s), the Depositor and the Servicer, as applicable, shall have delivered to the Trust and the Note Purchaser duly executed Assignments, which shall have attached thereto a Mortgage Loan Schedule setting forth the appropriate information with respect to all Mortgage Loans conveyed on such Transfer Date and the Depositor shall have delivered to the Note Purchaser a computer readable transmission of such Mortgage Loan Schedule;

                 (ii) the Depositor and the Servicer, as applicable, shall have deposited in the Collection Account all collections received with respect to each of the Mortgage Loans on and after the applicable Cut-off Date;

                 (iii) as of such Transfer Date, none of any Originator, nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Mortgage Loans or (C) have reason to believe that its insolvency is imminent;

                 (iv) the Transfer Period shall be in effect and shall not have ended;

                 (v) the Trust shall have delivered the Custodial Loan File to the Collateral Agent in accordance herewith, the Note Purchaser shall have received a Trust Receipt via facsimile, with the original to follow the next day via federal express, along with the attached copy of the Exceptions Report reflecting such delivery and no material exceptions (in the sole judgment of the Note Purchaser) shall be listed on the Exceptions Report;

                 (vi) each of the representations and warranties made by the Originators contained in Sections 3.01 and 4.01 shall be true and correct in all material respects as of the related Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

                 (vii) each related Originator and the Depositor shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Mortgage Loans identified in the related Assignment have been sold to the Trust pursuant to this Agreement and such Assignment;

                 (viii) the Depositor shall have taken any action requested by the Indenture Trustee, the Trust or the Noteholders required to maintain the ownership interest of the Trust in the Mortgage Loan;

                 (ix) the Trust shall have provided the Note Purchaser no later than five Business Days prior to such date a Notice of Issue pursuant to Section 6.01(a), with a copy to the Indenture Trustee;

                 (x) after giving effect to the Sale Amount associated therewith, the Note Principal Balance will not exceed the Maximum Note Balance;

                 (xi) all conditions precedent to the issuance of the Sale Amount pursuant to the Indenture shall have been fulfilled as of such Transfer Date;

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                 (xii) the Mortgage Loans to be purchased with the proceeds of the Sale Amount shall not, when aggregated with all other Sold Mortgage Loans, cause any of the Portfolio Composition Criteria to be exceeded;

                 (xiii) the Servicer shall have delivered to the Note Purchaser the report described in Section 7.16(b) hereof;

                 (xiv) the Originators shall have caused the Servicer to deposit in the Collection Account all collections of (x) principal in respect of the related Mortgage Loans received after the related Cut-Off Date and (y) interest due on the Mortgage Loans after the related Cut-Off Date;

                 (xv) the Originators shall have delivered the Mortgage Loan File to the Collateral Agent, on behalf of the Indenture Trustee;

                 (xvi) no Event of Default or Amortization Event shall have occurred and be continuing;

                 (xvii) the Originators shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and that each complies with the terms hereof, including each of the representations and warranties made with respect thereto in Sections 3.01 and 4.01;

                 (xviii) the Depositor shall have taken any action requested by the Indenture Trustee, the Trust or the Noteholders required to maintain the ownership interest of the Trust in the Trust Estate;

                 (xix) a Collateral Deficiency Event shall not have occurred and be continuing on such Transfer Date, nor shall a Collateral Deficiency Event occur as a result of such transfer; and

                 (xx) in connection with the transfer, assignment and pledge of the Mortgage Loans, the Originators and the Depositor shall satisfy the document delivery requirements set forth in Section 2.06.

         Section 6.02. Conditions Precedent to Initial Transfer. The obligations of the Trust to purchase the initial Mortgage Loans and the Note Purchaser to purchase the initial Secured Note will be subject to the satisfaction on the initial Transfer Date of the following conditions:

                 (a) Each of the obligations of the Originators and the Depositor required to be performed by it on or prior to the date hereof and the related Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor and the Originators under this Agreement shall be true and correct as of the date hereof and the related Transfer Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Note Purchaser shall have received a certificate to the effect of the foregoing signed by an authorized officer of each of the Depositor and the Originators. In addition, with respect to each Transfer Date, each Mortgage Loan to be conveyed to the Trust on such Transfer Date shall be determined by the Note Purchaser, in its sole discretion, to be securitizable.

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                 (b) All fees and expenses set forth in Section 5.03 shall have been paid by the Originators and/or the Depositor.

                 (c) The Mortgage Loans will be acceptable to the Note Purchaser, in its sole reasonable discretion.

                 (d) The Note Purchaser shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Note Purchaser and its counsel:

                 (i) the Mortgage Loan Schedule;

                 (ii) this Agreement, the Indenture, the Trust Agreement, and the Purchase Agreement dated as of July 6, 2000 between the Depositor and UBS Principal Finance, LLC and all documents required thereunder, duly executed and delivered by each of the parties thereto;

                 (iii) officer's certificates of an officer of each of the Originators, the Depositor and the Sponsor, dated as of the Date hereof, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                 (iv) copy of each of the Originators and the Depositor's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                 (v) an opinion of the counsel for the Originators, the Depositor and the Sponsor as to various corporate matters in a form acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                 (vi) an opinion of the counsel for the Originators and the Depositor stating that the Secured Notes will be treated as indebtedness and that the Trust will not be taxable as a corporation, a publicly traded partnership or a taxable mortgage pool, in a form acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                 (vii) opinions of counsel for the Originators and the Depositor relating to certain bankruptcy, true sale and non-consolidation matters, in forms acceptable to the Note Purchaser and its counsel (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

                 (viii) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion);

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                 (ix) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion);

                 (x) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Note Purchaser and its counsel (it being agreed that the opinion shall expressly provide that the Originators and the Depositor shall be entitled to rely on the opinion);

                 (xi) an opinion of counsel for the Note Purchaser, addressing the enforceability and other matters with respect to the business purpose loans;

                 (xii) an opinion of Jeff Ruben, counsel to the Servicer and the Originator, in form and substance acceptable to the Note Purchaser and its counsel; and

                 (xiii) background check on Anthony Santilli, Jr. shall have been completed and the results of such background check is satisfactory to the Note Purchaser.

                 (e) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Note Purchaser and its counsel.

                 (f) The Originators and the Depositor shall have furnished the Note Purchaser with such other certificates of its officers or others and such other documents or opinions as the Note Purchaser or its counsel may reasonably request.

                 (g) The Servicer shall have delivered to the Note Purchaser the report, dated April 30, 2000, of independent accountants described in Section 7.10.

         Section 6.03. Termination of Note Purchaser's Obligations. The Note Purchaser may terminate its obligations under the Basic Documents by notice to the Originators and the Depositor at any time before delivery of and payment of the purchase price for the Secured Notes if: (a) any of the conditions set forth in Section 6.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor or any Originator, or for the winding up or liquidation of the affairs of the Depositor or any Originator; (c) there shall have been the consent by the Depositor or any Originator to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Depositor or any Originator or of or relating to substantially all of the property of the Depositor or any Originator; (d) the Depositor or any Originator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or

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reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations; (e) the failure on the part of the Originator or Depositor to observe or perform in any material respect any material covenants or agreements of the Originator or Depositor under the Agreement which failure continues a period of 10 days after written notice; (f) any representation or warranty made by the Originator or Depositor pursuant hereto proves to have been incorrect in any material respect when made, and, if such representation nor warranty is correctable, which continues to be incorrect in any material respect for a period of 10 days after written notice; (g) any purchase and assumption agreement with respect to the Depositor or any Originator or the assets and properties of the Depositor or any Originator shall have been entered into; or
(h) an Amortization Event or Event of Default shall have occurred. The termination of the Note Purchaser's obligations hereunder shall not terminate the Note Purchaser's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                  ARTICLE VII

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 7.01. The Servicer; Term.

                 (a) The Servicer shall service and administer the Mortgage Loans in accordance with the Accepted Servicing Practices and shall have full power and authority to do any and all things not inconsistent therewith in connection with such servicing and administration which it may deem necessary or desirable subject to the limitations set forth in this Agreement. The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders and the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, and to effect such modifications, waivers, indulgences and other like matters as are in its judgment necessary or desirable, with respect to the Mortgage Loans and the Mortgaged Properties and the servicing and administration thereof. The Servicer shall notify the Indenture Trustee of any such waiver, release, discharge, modification, indulgence or other such matter by delivering to the Indenture Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 7.01 together with the original copy of any written agreement or other document executed in connection therewith, all of which written agreements or documents shall, for all purposes, be considered a part of the related Custodial Loan File to the same extent as all other documents and instruments constituting a part thereof. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any modification with respect to any Mortgage Loan unless (i) the modifications do not decrease the Mortgage Interest Rate, reduce or increase the principal balance, decrease the lien priority, increase the current LTV above the lesser of the current LTV or the original LTV, or change the final maturity date on or of such Mortgage Loan and (ii) the Note Purchaser consents to such modifications in writing.

                 (b) The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

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                 (c) The Servicer's, and each Subservicer's, term hereunder shall be for a period beginning on the Closing Date and ending 14 months thereafter; provided that such term shall end on the date on which this Agreement is terminated; and provided further that the Servicer, and each Subservicer, may be removed prior to the expiration of such term as described in
Article IX hereof. The Servicer, each Subservicer and the other parties hereto acnowledge that the Mortgage Loans have been sold to the Trust on a servicing-released basis, and that neither the Servicer nor either Subservicer has any ownership interest in the right to service the Mortgage Loans. Any renewal of the Servicer or the Subservicers shall be at the sole discretion of the Note Purchaser.

         Section 7.02. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make its reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

                 (b) Pursuant to Section 8.03, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, the Collection Account, in trust for the benefit of the Noteholders. The Collection Account shall be established and maintained as an Eligible Account.

                 (c) The Servicer shall deposit in the Collection Account, in immediately available funds, any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the related Cut-Off Date, and thereafter, no later than the third Business Day following receipt thereof (except as otherwise permitted herein), the following payments and collections received or made by it (other than in respect of principal collected and interest due on the Mortgage Loans on or before the related Cut-Off Date):

                 (i) payments of interest on the Mortgage Loans;

                 (ii) payments of principal of the Mortgage Loans, including any prepayment penalties or premiums;

                 (iii) the Repurchase Price of Mortgage Loans repurchased pursuant to Sections 2.07 or 4.02;

                 (iv) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Sections 2.07 and 4.02;

                 (v) all Liquidation Proceeds; and

                 (vi) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to Section
         7.04 hereof).

         It is understood that the Servicer need not deposit amounts representing fees, late payment charges or extension or other administrative charges payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

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                 (d) For any Mortgage Loan that has a first Due Date that occurs later than the last day of the Due Period following the Due Period in which the Mortgage Loan was sold to the Trust, on the third Business Day prior to the related Payment Date, the Servicer will deposit into the Collection Account 30 days' interest at the related Mortgage Interest Rate, net of the Servicing Fee, for each month after the month in which the transfer occurs until, but not including, the month in which such first Due Date occurs.

         Section 7.03. Reserved.

         Section 7.04. Hazard Insurance Policies; Property Protection Expenses.
(a) The Servicer shall cause to be maintained for each Mortgage Loan a hazard insurance policy with extended coverage which contains a standard mortgagee's clause with an appropriate endorsement in an amount equal to the lesser of (x) the maximum insurable value of the related Mortgaged Property or (y) the sum of the Principal Balance of such Mortgage Loan plus the outstanding balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the related Originator, its successors and assigns, as mortgagee.

                 (b) If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Note Purchaser insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 7.04(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 7.04(a), and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                 (c) If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Principal Balance of the related Mortgage Loan and the principal balance of the related first lien, if any, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

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         Section 7.05. Assumption and Modification Agreements. In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of the related Mortgage Loan and require that the Principal Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Servicer is prevented, as provided in the last paragraph of this Section 7.05, from enforcing any such clause, the Servicer is authorized, subject to the consent of the Note Purchaser, to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon or, if the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. The Servicer shall notify the Indenture Trustee and the Collateral Agent that any assumption and modification agreement has been completed by delivering to the Indenture Trustee, the Collateral Agent and the Note Purchaser an Officer's Certificate certifying that such agreement is in compliance with this Section 7.05 together with the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Servicer's Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the then current Mortgage Interest Rate thereon shall not be increased or decreased. Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation. At its sole election, the Servicer may purchase from the Trust any Mortgage Loan that has been assumed in accordance with this Section 7.05 within one month after the date of such assumption at a price equal to the greater of (i) the fair market value of such Mortgage Loan (as determined by the Servicer in its good faith judgment) and
(ii) the Repurchase Price. Such amount, if any, shall be deposited into the Collection Account in the Due Period in which such repurchase is made.

         Notwithstanding the foregoing paragraph of this Section 7.05 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing for any reason whatsoever.

         Section 7.06. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall, in a manner consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 7.02(a). Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause an environmental review to be performed, in accordance with Accepted Servicing Practices on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic

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material or waste or reveals any other environmental problem, the Servicer shall not foreclose or accept a deed-in-lieu of foreclosure, without the prior written consent of the Note Purchaser. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures which are consistent with Accepted Servicing Practices as it shall deem necessary or advisable and as shall be normal and usual in its general first and second mortgage loan servicing activities. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless, in the reasonable judgment of the Servicer, such expenses will be recoverable from Liquidation Proceeds.

                 (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of Noteholders.

                 (c) Any Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01 of the Indenture) will be applied in the following order of priority, in each case to the extent of Available Funds: first, to pay the Servicer any accrued and unpaid Servicing Fees relating to such Mortgage Loan; second, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, and any related unreimbursed Periodic Advances theretofore funded by the Servicer or any Subservicer from its own funds, in each case, with respect to the related Mortgage Loan; third, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Interest Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Principal Balance of such Mortgage Loan, to the date such Mortgage Loan is determined to be a Liquidated Mortgage Loan if it is a Liquidated Mortgage Loan, or to the Due Date in the Due Period prior to the Payment Date on which such amounts are to be paid if such determination has not yet been made, minus any unpaid Servicing Fees with respect to such Mortgage Loan; fourth, to the extent of the Principal Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fifth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan. The amount of any gross Insurance Proceeds and Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Periodic Advances or unpaid Servicing Fees, in each case, with respect to the related Mortgage Loan, are the "Net Recovery Proceeds" with respect to such Mortgage Loan or REO Property.

         Section 7.07. Indenture Trustee to Cooperate. Upon the payment in full of the Principal Balance of any Mortgage Loan, the Servicer will notify the Indenture Trustee and the Collateral Agent by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 7.02 have been so deposited) of a Responsible Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 7.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from the Collection Account. From time to time and as appropriate for

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the servicing or foreclosure of any Mortgage Loan, the Collateral Agent shall, upon request of the Servicer and delivery to the Collateral Agent of a Request for Release signed by a Responsible Officer, release the related Servicer's Loan File to the Servicer and shall execute such documents as shall be necessary for the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return the Custodial Loan File to the Collateral Agent when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Responsible Officer similar to that hereinabove specified, the Request for Release shall be released by the Collateral Agent to the Servicer.

         Section 7.08. Servicing Compensation; Payment of Certain Expenses by Servicer. On each Payment Date, the Servicer shall be entitled to receive, and the Indenture Trustee shall pay, out of collections on the Mortgage Loans for the Due Period, as servicing compensation for such Due Period, the Servicing Fee. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all fees and expenses of the Subservicers, payment of the Indenture Trustee Fee and any expenses or disbursements reasonably incurred or made by the Indenture Trustee and payment of the Collateral Agent Fee and any expenses or disbursements incurred or made by the Collateral Agent, as provided in Section 6.16 of the Indenture and Section 11.05 hereof, and all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 7.09. Annual Statement as to Compliance. The Servicer will deliver to the Indenture Trustee, the Collateral Agent, and each Noteholder, on or before April 30 of each year, beginning April 30, 2001, an Officer's Certificate of the Servicer stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         Section 7.10. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning April 30, 2001, the Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Collateral Agent and each Noteholder to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

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         Section 7.11. Access to Certain Documentation. The Servicer shall permit the designated agents or representatives of each Noteholder, the Note Purchaser, the Collateral Agent and the Indenture Trustee (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Mortgage Loans and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Mortgage Loans and the Servicer's performance under this Agreement with any of the officers or employees of the Servicer having knowledge thereof and with the independent public accountants of the Servicer (and by this provision the Servicer authorizes its accountants to discuss their respective finances and affairs), all at such reasonable times, as often as may be reasonably requested and without charge to such Noteholder, the Note Purchaser, the Collateral Agent or the Indenture Trustee.

         Section 7.12. Maintenance of Fidelity Bond. The Servicer shall during the term of its service as Servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents in an amount at least equal to $1,000,000. Such bond and insurance shall comply with the requirements from time to time of the FNMA for Persons performing servicing for mortgage loans purchased by such association and shall name the Note Purchaser as an additional loss payee.

         Section 7.13. Compensating Interest. Not later than the close of business on the third Business Day prior to each Payment Date, the Servicer shall remit to the Indenture Trustee (without right to reimbursement therefor) for deposit into the Collection Account, an amount equal to, for each Mortgage Loan, the lesser of (a) the Prepayment Interest Shortfall for such Mortgage Loan for the related Payment Date resulting from Principal Prepayments during the related Due Period and (b) its Servicing Fees with respect to such Mortgage Loan received in the related Due Period (the "Compensating Interest").

         Section 7.14. Reports to the Indenture Trustee; Collection Account Statements. Not later than fifteen (15) days after each Payment Date, the Servicer shall provide to the Indenture Trustee, the Collateral Agent and the Note Purchaser a statement, certified by a Responsible Officer, setting forth the status of the Collection Account as of the close of business on the related Payment Date, stating that all payments required by this Agreement to be made by the Servicer on behalf of the Indenture Trustee have been made (or if any required payment has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 7.02 and each category of withdrawal specified in Section 7.02 and the aggregate of deposits into the Collection Account as specified in Section 8.01. Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Payment Date occurs. Copies of such statement shall be provided by the Indenture Trustee to any Noteholder upon request.

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         Section 7.15. Optional Purchase of Deficient Mortgage Loans. The
Depositor, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer, the Indenture Trustee and the Note Purchaser), but shall not be obligated, to purchase for its own account from the Trust any Deficient Mortgage Loans in the manner described herein and at the Repurchase Price (except that such amount described in shall in no case be net of the Servicing Fee). The Repurchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Collateral Agent, upon the Indenture Trustee's receipt of such deposit, shall execute the Acknowledgement and Release of such Mortgage Loan attached as Exhibit H hereto. The release shall not be effective without the signature of the Note Purchaser. Such release shall be without recourse, as shall be necessary to release all the Indenture Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto and to vest such right, title and interest in the purchaser thereof.

         Section 7.16. Reports to be Provided by the Servicer. (a) Four Business Days prior to each Payment Date, the Servicer shall deliver to the Indenture Trustee and the Note Purchaser a Monthly Report for such Payment Date, setting forth the information required in the definition of "Monthly Report."

                 (b) On the date which is four Business Days prior to each Payment Date and each Transfer Date, the Servicer shall deliver to the Indenture Trustee and the Note Purchaser (as directed by the Note Purchaser) the following information with respect to all Mortgage Loans as well as a break out as to consumer purpose and business purpose Mortgage Loans, in each case, as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

                 (i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate Principal Balances of such Mortgage Loans and the percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 31-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

                 (ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause
         (i);

                 (iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

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                 (iv) the number, Aggregate Principal Balances of all Mortgage
         Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause
         (i);

                 (v) such loan level information as is generally included in the offering documents for Securitizations entered into by the Servicer and the Originators;

                 (vi) the book value of any REO Property;

                 (vii) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the Disposition of such Mortgage Loans aggregating $5,000,000 or more in unpaid Principal Balance;

                 (viii) the total number of Mortgage Loans and the aggregate Principal Balance; of all the Mortgage Loans; and

                 (ix) any other information reasonably requested by the Note Purchaser.

                 (c) In connection with the transfer of the Secured Notes, the Indenture Trustee on behalf of any Noteholder may request that the Servicer make available to any prospective Noteholder annual audited financial statements of the Servicer for one or more of the most recently completed five (5) fiscal years for which such statements are publicly available together with the most recent unaudited quarterly financial statements of the Servicer, which request shall not be unreasonably denied or unreasonably delayed. Such annual audited financial statements also shall be made available to the Note Purchaser upon request.

                 (d) Upon reasonable advance notice, the Servicer also agrees to make available on a reasonable basis to the Note Purchaser and any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Note Purchaser and any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Note Purchaser and such prospective Noteholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

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         Section 7.17. Adjustment of Servicing Compensation in Respect of
Prepaid Mortgage Loans. The Servicing Fee that the Servicer shall be entitled to receive with respect to each Mortgage Loan and each Payment Date shall be offset on such Payment Date by an amount equal to the Prepayment Interest Shortfall with respect to such Mortgage Loan to the extent that it is the subject of Principal Prepayments during the month preceding the month of such Payment Date. The amount of any offset against the Servicing Fee with respect to any Payment Date under this Section 7.17 shall be limited to the Servicing Fee otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Mortgage Loan, and the rights of the Noteholders to the offset of the aggregate Prepayment Interest Shortfalls against the Servicing Fee shall not be cumulative.

         Section 7.18. Periodic Advances. If, on any Determination Date, the Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Determination Date have not been received as of the end of the related Due Period, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Payment Date. The Servicer shall include in the amount to be deposited in the Collection Account on such Determination Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Payment Dates in subsequent months. Any funds being held for future payment to Noteholders and so used shall be replaced by the Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any such future Determination Date to the extent that funds in the Collection Account on such Determination Date shall be less than payments to Noteholders required to be made on such date.

         The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 7.02 hereof.

         Section 7.19. Indemnification; Third Party Claims.

                 (a) The Servicer shall indemnify the Originator, the Owner Trustee, the Trust, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 7.19(b) for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this Section 7.19 shall have no force and effect with respect to such failure. The obligations of the Servicer under this Section 7.19 arising prior to any resignation or termination of the Servicer hereunder shall survive the resignation or termination of the Servicer.

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                 (b) Neither the Servicer or any of its Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Trust, the Indenture Trustee or the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any of its Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the duties of the Servicer. The Servicer and any of its Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

                 (c) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

                 (d) If a Third Party Claim is made against an Indemnified
Party: while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms; and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request.

         Section 7.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.02 to be true and correct at all times under this Agreement.

                 (b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that (i) is an approved servicer by at least two nationally recognized rating agencies, (S&P, Moody's and/or FitchIBCA) and (ii) is acceptable to the Majority Noteholders, and in all events shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Owner Trustee, the Indenture Trustee, the Collateral Agent and the Note Purchaser.

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         Section 7.21. Assignment of Agreement by Servicer; Servicer Not to
Resign. The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Note Purchaser or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring, in the reasonable judgment of the Note Purchaser, unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trust, the Indenture Trustee, the Depositor and the Note Purchaser. No such resignation shall become effective until the Indenture Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02. The Servicer shall provide the Note Purchaser with 30 days' prior written notice of its intention to resign pursuant to this Section 7.21.

         Section 7.22. The Subservicers.

                 (a) The Servicer hereby appoints the Subservicers as the Servicer's agents for the purpose of servicing, on the Servicer's behalf, the respective Mortgage Loans as were originated by such Subservicers and transferred by them, in their capacity as Originators hereunder, to the Depositor. The Subservicers hereby accept such appointment. The Subservicers shall service such Mortgage Loans in a manner consistent with the Accepted Servicing Practices set forth in this Agreement, and receipt by the Subservicers of any and all amounts which by the terms hereof are required to be deposited in the Collection Account shall constitute receipt thereof by the Servicer for all purposes hereof as of the date so received by the Subservicers. Notwithstanding such designation of the Subservicers, the Servicer agrees that it is, and it shall remain, fully obligated under the terms hereof as Servicer with respect to all such Mortgage Loans, and nothing herein shall relieve or release the Servicer from its obligations to the other parties hereto to service such Mortgage Loans in the manner provided in this Agreement.

                 (b) The Subservicers shall be compensated for their services hereunder by the Servicer out of its Servicing Fee. No party other than the Servicer shall be responsible for payment of the subservicing fees.

                 (c) The Subservicers are subject to Section 7.01(b) hereof regarding the servicing term and Article IX hereof regarding events of default. The Subservicers may be removed in the same circumstances as the Servicer thereunder.

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                                  ARTICLE VIII

                         NOTE AND ACCOUNT ADMINISTRATION

         Section 8.01. Calculation of Note Principal Balances. The Indenture Trustee shall calculate the Note Principal Balance of each Secured Note for each day. In the case of any Secured Note that is newly issued on such day pursuant to an Issuance Order that states that such Issuance Order is "effective" on such day, the Note Principal Balance for such Secured Note shall be the Sale Amount set forth on the face of such Secured Note and such balance shall be reflected on the Daily Report on the next Business Day. In the case of any Secured Note that is not newly issued on such day, the Note Principal Balance for such Secured Note on such day shall equal the Note Principal Balance of such Secured Note at the close of business on the immediately preceding day.

         Section 8.02. Daily Report. Not later than 5:00 p.m. New York, New York time on each Business Day, the Indenture Trustee shall furnish to the Trust and the Note Purchaser, by facsimile and e-mail, a report (the "Daily Report") containing the following information:

                 1) the accrued and unpaid interest on such Secured Note at the close of business on the day prior to such Business Day;

                 2) LIBOR for such day, and for each day since the day reflected in the most recent prior Daily Report;

                 3) the Margin being used by the Indenture Trustee to calculate accrued interest on such day;

                 4) the Note Principal Balance of each Secured Note as of the day prior to such Business Day;

                 5) any principal reduction in the Note Principal Balance of each Secured Note after the close of business on the date two Business Days before such day and prior to the close of business on the Business Day immediately preceding such day;

                 6) the amount of any payment of interest with respect to each Secured Note on such day;

                 7) the total amount on deposit in each Account as of the close of business on the Business Day immediately preceding such day, which amount, in the case of the Collection Account, shall be stated separately, based solely on information supplied by the Servicer to the Indenture Trustee, as (x) "general collections" and "prepayments in full" or (y) on the Business Day following any Determination Date, as "interest collections", "general principal collections", "prepayments in full" and "other collections" (and, if no such information is supplied with respect to any Determination Date, such amounts shall be deemed to be principal collections);

                 8) any deposits to, or withdrawals from, each Account prior to the close of business on the Business Day immediately preceding such day;

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                 9)   based on information supplied to the Indenture Trustee by
                      the Servicer (or, if such information is supplied by the Servicer to the Collateral Agent, then by the Collateral Agent): with respect to each Secured Note, the aggregate balance of all Mortgage Loans, as of the relevant Transfer Date of each Mortgage Loan, as reported on the Mortgage Loan Schedule attached to the Trust Receipt and relating to such Secured Note outstanding as the close of business on the Business Day immediately preceding such day, together with the balance of all Mortgage Loans, as of the relevant Transfer Date of each Mortgage Loan, added to, or deleted from, such Mortgage Loan Schedule and relating to such Secured Note as of the Transfer Date .

         Section 8.03. Establishment of Accounts.

                 (a) Concurrently with the execution and delivery hereof, the Indenture Trustee, in cooperation with the Servicer, shall establish at the corporate trust offices of The Chase Manhattan Bank the following segregated accounts:

                 "ABFS Mortgage Loan Warehouse Trust 2000-2 Collection Account, The Chase Manhattan Bank, as Indenture Trustee in trust for the Noteholders" (the "Collection Account"); and

                 "ABFS Mortgage Loan Warehouse Trust 2000-2 General Operating Account, The Chase Manhattan Bank, as Indenture Trustee on behalf of ABFS Mortgage Loan Warehouse Trust 2000-2" (the "General Operating Account").

                 The parties hereto may, from time to time, establish one or more other Accounts, and amend this Agreement to provide for the administration thereof. All Accounts shall be maintained in the State of New York as segregated trust accounts established with the corporate trust department of the Indenture Trustee. Subject to the provisions of this Agreement, the Indenture Trustee shall have sole dominion and control over, and be the sole signatory on, each of the Accounts (other than the General Operating Account).

         Section 8.04. Deposits to Accounts.

                 (a) The Servicer shall deposit, or cause to be deposited, to the Collection Account the amounts described in Section 7.02.

                 (b) All Sale Amounts funded by the Noteholders shall be deposited to the General Operating Account. The Trust may, from time to time, deposit, or cause to be deposited, other moneys into the General Operating Account.

                 (c) The Servicer is hereby irrevocably authorized and empowered, as the Trust's attorney-in-fact, to endorse any check or any other instrument or security presented for deposit in any Account and requiring the endorsement of the Trust.

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                 (d) If at any time the Trust, or any Person on behalf of the
Trust (including the Servicer under the Agreement), receives any amounts required to be deposited in any Account (other than the General Operating Account), all such amounts shall be held by the Trust or such other Person as the agent of, and in trust for, the Indenture Trustee and shall, forthwith upon receipt by the Trust or such other Person, be turned over to the Indenture Trustee for deposit to the applicable designated Account in the same form as received by the Trust or such other Person (and, if received in the form of a check, instrument or security requiring endorsement, duly endorsed on behalf of the Trust or such other Person to the order of the Indenture Trustee).

         Section 8.05. Investment of Accounts.

                 (a) So long as the Note Purchaser shall not have notified the Indenture Trustee of the occurrence of an Event of Default under the Indenture, the Indenture Trustee shall cause all or any portion of the Accounts to be invested and reinvested, in the name of the Indenture Trustee or its nominee, as the Indenture Trustee may be directed in writing by the Trust (or by the Servicer on behalf of the Trust) and at the expense and risk of the Trust, in one or more Permitted Investments bearing interest or sold at a discount; provided that, if the Trust causes to be delivered to the Note Purchaser an opinion of counsel, in form and substance reasonably satisfactory to the Note Purchaser to the effect that permitting the Servicer directly to instruct the Indenture Trustee with respect to the investment of funds in the Trust Estate Accounts will not adversely affect the perfection of the Indenture Trustee's Lien thereon, the Servicer may so instruct the Indenture Trustee regarding the investment and reinvestment of funds held in the Accounts in Permitted Investments. If the Note Purchaser shall have notified the Indenture Trustee of the occurrence of an Event of Default under the Indenture, however, the Note Purchaser may direct such investments, neither the Trust nor the Servicer shall have any further right or power to direct such investments, and the Indenture Trustee shall follow such directions as it may receive from the Note Purchaser notwithstanding any directions the Indenture Trustee may have received from the Trust or the Servicer.

                 (b) No investments shall be liquidated prior to their stated maturity by the Trust.

                 (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account resulting from any loss on any Permitted Investment included therein.

         Section 8.06. Disbursements from Collection Account.

         On each Payment Date, the Indenture Trustee shall make the following disbursements by wire transfer from amounts then on deposit in the Collection
Account:

                 (a) To the extent that such fees and expenses have not been paid by the Servicer pursuant to Section 7.08 of this Agreement, to the Indenture Trustee, the Indenture Trustee Fee or any portion thereof outstanding and any reimbursable amounts owed the Indenture Trustee under Section 6.16 of the Indenture if any such amounts remain unpaid for 60 or more days and to the Collateral Agent, the Collateral Agent Fee and any reimbursable amounts owed the Collateral Agent under Section 11.05 of this Agreement if any such amounts remain unpaid for 60 or more days ; provided, however, that the Indenture Trustee shall not remit or caused to be remitted pursuant to this Section 8.06(a) in excess of $22,200 per year during the term of this Agreement; and provided, further that, if, after any remittance of funds pursuant to this
Section 8.06(a), all or any portion of the amount so paid is subsequently recovered, the Indenture Trustee shall cause the amount so recovered to be deposited into the Collection Account.

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                 (b) Based solely on the information supplied by the Servicer, the Indenture Trustee shall make the following withdrawals from available funds in the Collection Account: (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error, (ii) to pay the Servicer its Servicing Fee on an as-collected basis with respect to each Mortgage Loan; and (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

                 (c) (i) Interest. (A) From the related Interest Amount Available with respect to each Secured Note, to each Holder of such Secured Note, the related Interest Payment Amount, and (B) to the extent there are any interest shortfalls on any Secured Notes, from the remaining Interest Amount Available after making the distribution in clause (A), to the Holders of such Secured Notes to pay the Interest Payment Amounts for such Secured Notes remaining unpaid, to be distributed pro rata based on the interest shortfall of each such Secured Note;

                 (ii) From the remaining aggregate Interest Amount Available, to the Note Purchaser such other amounts including without limitation, the Minimum Sale Fee, then due and owing to the Note Purchaser under the Basic Documents as the Note Purchaser may have given written notice of to the Indenture Trustee and the Servicer not later than noon Eastern time on the Business Day prior to such Payment Date.

                 (iii) From the remaining Interest Amount Available, to the Indenture Trustee and the Collateral Agent for the payment of any fees and expenses then due and unpaid to them hereunder.

                 (d) Principal. (i) The related Principal Amount Available shall be released from the Collection Account and distributed to the Holders of a Secured Note as a payment of principal; and

                 (ii) on any Business Day, whether or not such payments are due on a Payment Date, in connection with such payments of principal as the Trust may be required to make pursuant to Article X of the Indenture or as provided in
Section 2.19 or 4.02 of this Agreement, upon the Indenture Trustee's receipt of a written order in substantially the form of Exhibit I (a "Disbursement Order").

                 The Trust shall deliver, or cause to be delivered, such Disbursement Orders as may be required to effect any payment of principal described in the preceding clause (ii).

                 (e) From any remaining portion of the Interest Amount
Available:

                 (i) first, to the Servicer, the amount of any Servicing Advances, Periodic Advances or Compensating Interest not previously reimbursed to the Servicer (as reported by the Servicer to the Indenture Trustee); and

                 (ii) second, to the Certificateholders, any remainder.

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                 (f) Amounts which are to be paid out of collections generally pursuant to clauses (a), (c)(i)(B), (c)(ii) and (c)(iii) above shall be allocated from the groups of Related Mortgage Loans pro rata in relation to the unpaid principal balances of the related Secured Notes immediately prior to such distribution.

                 (g) The Note Purchaser and the Trust may from time to time agree to designate additional Payment Dates, as required, for example, in connection with Dispositions. The Trust shall give the Indenture Trustee at least five Business Days' notice of any such additional Payment Date, and shall deliver, or cause to be delivered, a Disbursement Order relating thereto. Notwithstanding any other provisions of this Section 8.06, proceeds of Dispositions shall be remitted in accordance with the provisions of the relevant disposition agreement.

                 (h) Notwithstanding the foregoing paragraphs of this Section 8.06, should the Note Purchaser notify the Indenture Trustee that an Event of Default under the Indenture has occurred and is continuing, then, from and after its receipt of such notice (and without any right or obligation to investigate such notice), the Indenture Trustee shall distribute, pay, release and otherwise apply the funds in the Collection Account pursuant to Section 5.07 of the Indenture.

                 (i) All distributions to be made by the Indenture Trustee hereunder shall be made by wire transfer in immediately available funds with the transfer initiated not later than noon New York, New York time, if the recipient has provided wiring instructions to the Indenture Trustee, and otherwise shall be paid by check addressed to the address of such recipient reflected in the Indenture Trustee's records.

         Section 8.07. Account Provisions.

                 (a) Each of the Indenture Trustee and the Servicer hereby confirms and agrees that each of the Accounts will be held as a trust account. Any investments held in any Account will be registered in the name of "The Chase Manhattan Bank, as Indenture Trustee in trust for the ABFS Mortgage Loan Warehouse Trust 2000-2 Noteholders".

                 (b) The Trust, the Servicer and the Indenture Trustee represent and warrant that they have not entered into, and covenant that they shall not enter into, any agreement with respect to the Accounts or any item of property credited to or carried in the Accounts other than this Agreement.

                 (c) The Trust represents and agrees that it has not suffered or permitted, and covenants that it shall not suffer or permit, any of its creditors (other than the Note Purchaser) to obtain control over any Account credited thereto or carried therein.

                 (d) Except for the claims and interests of the Note Purchaser and of the Trust in the Accounts (and, to the extent permitted under Section 8.06(a) or 8.06(c), the claims of the Indenture Trustee and the Collateral Agent), each of the Indenture Trustee and the Servicer represents and warrants that it does not know of any claim to, or interest in, the Accounts credited thereto or required to be credited thereto.

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

                 (e) The Trust, the Servicer and the Note Purchaser each intend and agree that the Indenture Trustee, in its capacity as collateral agent and secured party for the benefit and on behalf of the Note Purchaser, has obtained "control" (within the meaning of Section 8-106(d) of the UCC) of all security entitlements relating to the Accounts and to the financial assets credited thereto or carried therein.

                 (f) The Servicer shall cause (and, to the extent necessary, the Indenture Trustee shall cooperate with the Servicer in causing) all items of income, gain, expense and loss recognized in the Accounts to be reported by the Indenture Trustee to the U.S. Internal Revenue Service, and to all state and local taxing authorities, under the name and taxpayer identification number of the Trust.

                 (g) The Indenture Trustee agrees as follows with respect to the Permitted Investments, and the proceeds thereof, held from time to time in each
Account:

                 (i) any Permitted Investment that is a "deposit account" (as defined in Section 9-105 of the UCC) shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                 (ii) any Permitted Investment that constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Indenture Trustee that has agreed to treat such property as a financial asset;

                 (iii) any Permitted Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book entry registration of such Permitted Investment as described in such paragraph; and

                 (iv) any Permitted Investment that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (iii) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security directly or through one or more securities intermediaries acting solely for the Indenture Trustee as described in such paragraph.

                 (h) In the event of any change of law regarding matters relating to the perfection of security interests in any Account or the amounts or any Permitted Investments held therein, the Servicer shall cause to be furnished to the Indenture Trustee and each Noteholder, an opinion of counsel addressing such matters and if necessary, the Servicer shall cooperate with the Indenture Trustee in taking all actions necessary to comply with the change in law.

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         Section 8.08. Reserved.

         Section 8.09. Modification of Underwriting Guidelines. Each Originator shall give the Note Purchaser prompt written notification of any modification or change to its Underwriting Guidelines; provided that if, within 15 Business Days after receipt of a copy thereof, the Note Purchaser informs such Originator that it disapproves of one or more of such proposed modifications, "Underwriting Guidelines" shall mean, for purposes of this Agreement and the other Basic Documents, the Underwriting Guidelines previously in effect, modified only to the extent of such modifications as (i) have not been disapproved by the Note Purchaser pursuant to this Section 8.09, unless the Note Purchaser consents in writing to any modification or change to such Underwriting Guidelines and (ii) such other modifications which constitute non-substantive modifications and corrections. Notwithstanding anything contained in this Agreement to the contrary, any Mortgage Loan conveyed to the Trust pursuant to this Agreement pursuant to underwriting guidelines that contain a modification or change to the Underwriting Guidelines that has been disapproved by the Note Purchaser, or which the Note Purchaser did not receive notice of (i.e., a Mortgage Loan that could not have been originated in compliance with the "Underwriting Guidelines," as defined in this Section 8.09), shall be deemed a Defective Mortgage Loan and be purchased or substituted for in accordance with Section 4.02(b) hereof.

         Section 8.10. Valuation of Mortgage Loans and Excess Interest Securities Value.

                 (a) The Market Value of each Mortgage Loan will be determined by the Note Purchaser or its designee in its sole judgment. Such determination will be based on agreed estimates of the projected proceeds from such Mortgage Loan's inclusion in a Securitization (inclusive of the projected market value of any Excess Interest Securities to be issued in connection with such Securitization).

                 (b) On each Business Day, the Note Purchaser shall determine in its sole reasonable judgment the market value of the Excess Interest Securities, if any, expected to be, or which could be, issued pursuant to a Securitization as of the closing date of such Securitization. In making such determination the Note Purchaser may rely exclusively on quotations provided by leading dealers in instruments similar to such Excess Interest Securities.

         Section 8.11. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer or by any Subservicer. The Indenture Trustee, or the Indenture Trustee on behalf of the Indenture Trustee, shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture and in this Agreement.

         Section 8.12. Application of Principal and Interest. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

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                                   ARTICLE IX

                                SERVICER DEFAULT

         Section 9.01. Servicer Events of Default.

                 (a) The following events shall each constitute a "Servicer Event of Default" hereunder:

                 (i) any failure by the Servicer to remit to the Indenture Trustee any payment required to be made, including without limitation any Servicing Advance, by the Servicer under the terms of this Agreement or the Basic Documents;

                 (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section
         3.02 hereof to be true and correct which continues unremedied for a period of thirty (30) days (or in the case of failure to pay insurance premiums, 15 days) after (x) actual knowledge thereof by the Servicer or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Noteholder or the Note Purchaser;

                 (iii) any failure by the Servicer to maintain any required licenses to do business in any jurisdiction where the property is located, which failure has a material adverse effect on the ability of the Servicer to perform its functions under this Agreement or materially impairs the value of the Mortgage Loans, and which continues to be unremedied for a period of thirty (30) days after the date on which the Servicer has actual knowledge or written notice of such failure;

                 (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days;

                 (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

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


                 (vi) the Servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or cease its normal business operations;

                 (vii) the Note Purchaser shall notify the Indenture Trustee of any "event of default" under the Purchase Agreement;

                 (viii) a Performance Trigger Event occurs;

                 (ix) the Servicer fails to be an Eligible Servicer;

                 (x) the Sponsor shall fail to either (i) possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its debts and other obligations as they become due in the normal course of business, including a minimum balance of cash or cash equivalents no less than $25 million during the Commitment Term or (ii) maintain Net Worth of no less than $35 million;

                 (xi) the Sponsor defaults on any of its issued and outstanding subordinated indebtedness; or

                 (xii) the Sponsor shall fail to own, directly or indirectly (through its subsidiaries) ownership of 100% of the outstanding common stock of the Servicer.

                 (b) So long as a Servicer Event of Default shall have occurred and not have been remedied, the Indenture Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic and facsimile notice of such failure to a Responsible Officer of the Servicer and to the Note Purchaser, and the Indenture Trustee shall, but only at the direction of the Note Purchaser or the Majority Noteholders, terminate all of the rights and obligations of the Servicer under this Agreement, except for the Servicer's indemnification obligation under
Section 7.19, and the Indenture Trustee, in its capacity as successor servicer, or a successor Servicer appointed in accordance with Section 9.02, shall immediately make such Periodic Advance or payment of Compensating Interest and assume, pursuant to Section 9.02 hereof, the duties of a successor Servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 9.02, pass to and be vested in the Indenture Trustee, or its designee approved by the Note Purchaser, and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee, in its capacity as successor servicer, or its designee, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Indenture Trustee shall promptly notify the Note Purchaser of the occurrence of a Servicer Event of Default.

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

                 (c) Upon the occurrence of an (i) Event of Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement,
(iii) a material adverse change in the business or financial conditions of the Servicer (each, a "Term Event"), the Servicer's right to service the Mortgage Loans pursuant to the terms of this Agreement shall remain in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m., New York, New York time, on the last Business Day of the calendar month in which such Term Event occurred (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Note Purchaser by written notice (each, a "Servicer Extension Notice") of the Noteholder for successive one-month terms (each such term ending at 5:00 p.m., New York, New York time ("EST"), on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement and the Servicing Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. (EST) on the last business day of any month, the Servicer shall not have received a Servicer Extension Notice from the Note Purchaser, the Servicer shall give written notice of such non-receipt to the Note Purchaser by 4:00 p.m. (EST). Following a Term Event, the failure of the Note Purchaser to deliver a Servicer Extension Notice by 5:00 p.m. (EST) shall result in the automatic and immediate termination of the Servicer (the "Termination Date"). Notwithstanding these time frames, the Servicer and the Note Purchaser shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Mortgage Loans until completion of such transfer.

         Section 9.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to
Section 9.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 7.21, or the Servicer is removed as Servicer pursuant to this Article IX, except as otherwise provided in
Section 9.01, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Indenture Trustee shall not be liable for any actions or the representations and warranties of any Servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.07 and 4.02 hereof. The Indenture Trustee, as successor Servicer, shall be obligated to pay Compensating Interest pursuant to Section 7.13 in any event and to make advances pursuant to Section 7.18 unless, and only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 7.18, such determination to be evidenced by a certification of a Responsible Officer of the Indenture Trustee delivered to the Note Purchaser.

                 (b) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Noteholders with the consent of the Note Purchaser so requests in writing to the Indenture Trustee, appoint, pursuant to such direction of the Majority Noteholders and Note Purchaser, or if no such direction is provided to the Indenture Trustee, pursuant to the provisions set forth in Section 9.02(c), or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that qualifies as an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.

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                 (c) In the event the Indenture Trustee is the successor
Servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 7.08 hereof as the Servicer if the Servicer had continued to act as servicer hereunder. In the event the Indenture Trustee is unable or unwilling to act as successor Servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty (30) days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

                 (d) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, at the Servicer's cost and expense, (i) all documents and records reasonably requested by the Indenture Trustee and (ii) access to personnel knowledgeable in the servicing of the Mortgage Loans to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. Notwithstanding anything to the contrary herein, no appointment of a successor Servicer under this Agreement shall be effective until the Indenture Trustee and the Note Purchaser shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Note Purchaser and to each Noteholder. The Indenture Trustee shall not resign as Servicer until a successor Servicer reasonably acceptable to the Note Purchaser has been appointed. The Note Purchaser shall have the right to remove the Indenture Trustee as successor Servicer under this Section 9.02 without cause, and the Indenture Trustee shall appoint such other successor Servicer as directed by the Note Purchaser.

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                 (e) Pending appointment of a successor Servicer hereunder, the
Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor Servicer out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.08, together with other Servicing Compensation. The Servicer, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 9.03. Waiver of Defaults. The Majority Noteholders may, on behalf of all Noteholders, and subject to the consent of the Note Purchaser, waive any events permitting removal of the Servicer as servicer pursuant to this
Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Secured Note without the consent of the Holder of such Secured Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Note Purchaser.

         Section 9.04. Reserved.

         Section 9.05. Indenture Trustee to Act Solely with Consent of the Note Purchaser. The Indenture Trustee shall not, without the Note Purchaser's consent or unless directed by the Note Purchaser:

                 (a) terminate the rights and obligations of the Servicer as servicer pursuant to Section 9.01 hereof;

                 (b) agree to any amendment pursuant to Section 12.03 hereof; or

                 (c) undertake any litigation.

         The Note Purchaser may, in writing and in its sole discretion renounce all or any of its rights under this Section 9.05 or any requirement for the Note Purchaser's consent for any period of time.

                                   ARTICLE X

                                   TERMINATION

         Section 10.01. Termination. (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (i) on or after the expiration of the Commitment Term, upon the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder, the payment of all amounts due and payable to the Indenture Trustee and the Note Purchaser and the payment in full of all amounts due under the Secured Notes or (ii) mutual consent of the Owner Trustee, on behalf of the Trust, at the direction of the Indenture Trustee, the Collateral Agent, the Servicer, the Note Purchaser and all Noteholders in writing.

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                  (b) In addition, subject to Section 10.02, the Note Purchaser may, at its sole option, put the Secured Notes to the Trust or terminate the Trust in accordance with the terms of Section 10.01 of the Indenture.

                 (c) If on any Payment Date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Estate other than funds in the Collection Account, the Servicer shall send a final payment notice promptly to each Noteholder in accordance with Section 10.01(d).

                 (d) Notice of any termination, specifying the Payment Date upon which the Trust will terminate and the Noteholders shall surrender their Secured Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Servicer by letter to Noteholders mailed during the month of such final payment before the Servicer Payment Date in such month, specifying
(i) the Payment Date upon which final payment of the Secured Notes will be made upon presentation and surrender of Secured Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Secured Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee therein specified at the time such notice is given to Noteholders.

                 (e) In the event that all of the Noteholders do not surrender their Secured Notes for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Noteholders to surrender their Secured Notes for cancellation and receive the final payment with respect thereto. If within six (6) months after the second notice, all of the Secured Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Secured Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice all the Secured Notes shall not have been surrendered for cancellation, the related Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look only to the related Certificateholders for payment. Such funds shall remain uninvested.

         Section 10.02. Additional Termination Requirements. By their acceptance of the Secured Notes, the Holders thereof hereby agree to appoint the Servicer as their attorney in fact to: (i) adopt such a plan of complete liquidation (and the Noteholders hereby appoint the Indenture Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Note Purchaser and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

         Section 10.03. Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

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                 (a) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Account;

                 (b) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee all Custodial Loan Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                 (c) deliver to the successor Servicer or, if none shall yet have been appointed, to the Indenture Trustee and, upon request, to the Noteholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                 (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the successor Servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                              THE COLLATERAL AGENT

         Section 11.01. Duties of the Collateral Agent. (a) The Collateral Agent, prior to the occurrence of an Event of Default or an Amortization Event and after the curing of all Events of Default and Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default or an Amortization Event has occurred and has not been cured or waived, the Collateral Agent shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (b) The Collateral Agent, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Collateral Agent which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Collateral Agent shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by any Person hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Collateral Agent shall note it as such on the Exceptions Report delivered pursuant to Section 2.07(a).

                 (c) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                 (i) prior to the occurrence of an Event of Default or an Amortization Event, and after the curing of all such Events of Default or Amortization Events which may have occurred, the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement, the Collateral Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement;

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                 (ii) the Collateral Agent shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Collateral Agent, unless it shall be proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

                 (iii) the Collateral Agent shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Indenture Trustee or with the consent of the Indenture Trustee;

                 (iv) the Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Indenture Trustee under this Agreement; and

                 (v) subject to the other provisions of this Agreement and without limiting the generality of this Section 11.01, the Collateral Agent shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, the Trust Estate, the Noteholders or the Mortgage Loans, (D) to confirm or verify the contents of any reports or certificates of any Person delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties.

         Section 11.02. Certain Matters Affecting the Collateral Agent. Except as otherwise provided in Section 11.01 hereof:

                 (a) the Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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                 (b) the Collateral Agent may consult with counsel and any
Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                 (c) the Collateral Agent shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders, as applicable, shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein by the Collateral Agent or thereby; nothing contained herein shall, however, relieve the Collateral Agent of the obligation, upon the occurrence of an Event of Default or an Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                 (d) the Collateral Agent shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (e) prior to the occurrence of an Event of Default or an Amortization Event and after the curing of all Events of Default and Amortization Events which may have occurred, the Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Purchaser or Holders of Secured Notes evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Collateral Agent, shall be repaid by the Servicer upon demand from the Servicer's own funds;

                 (f) the right of the Collateral Agent to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Collateral Agent shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act;

                 (g) the Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

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         Section 11.03. Collateral Agent Not Liable for Secured Notes or
Mortgage Loans. The recitals contained herein shall be taken as the statements of the Trust and the Servicer, as the case may be, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document. The Collateral Agent shall not be accountable for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer. The Collateral Agent shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Secured Notes issued or intended to be issued under the Indenture.

         Section 11.04. Collateral Agent May Own Secured Notes. The Collateral Agent in its individual or any other capacity may become the owner or pledgor of Secured Notes with the same rights it would have if it were not Collateral Agent, and may otherwise deal with the parties hereto.

         Section 11.05. Collateral Agent's Fees and Expenses; Indemnity.

                 (a) On each Payment Date, pursuant to Section 7.08 of this Agreement, the Servicer shall pay to the Collateral Agent (i) the Collateral Agent Fee and (ii) payment of its reimbursable expenses incurred by the Collateral Agent in the preceding month in accordance with any of the provisions of this Agreement (including, but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ). In the event that such fees and expenses remain unpaid for 60 or more days, such fees and expenses shall be disbursed to the Collateral Agent from amounts on deposit in the Collection Account, pursuant to Section 8.06 of this Agreement.

                 (b) The Collateral Agent acknowledges that in consideration of the performance of its duties hereunder it is entitled to receive the Collateral Agent Fee and expenses from the Servicer pursuant to Section 7.08 of this Agreement. The Depositor, the Indenture Trustee and the Note Purchaser shall not pay any of the Collateral Agent fees and expenses in connection with this transaction. The Collateral Agent shall not be entitled to compensation for any expense, disbursement or advance as may arise from its negligence or bad faith, and the Collateral Agent shall have no lien on the Trust Estate for the payment of its fees and expenses.

                 (c) The Collateral Agent and any director, officer, employee or agent of the Collateral Agent shall be indemnified by the Servicer and held harmless against any loss, liability, claim, damage or expense arising out of, or imposed upon the Trust Estate or the Collateral Agent through the Servicer's acts or omissions in violation of this Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Collateral Agent in the performance of its duties hereunder or by reason of the Collateral Agent 's reckless disregard of obligations and duties hereunder. The obligations of the Servicer under this Section 11.05 arising prior to any resignation or termination of the Servicer hereunder shall survive termination of the Servicer and payment of the Secured Notes.

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         Section 11.06. Eligibility Requirements for Collateral Agent. The
Collateral Agent hereunder shall at all times be a banking entity (a) organized and doing business under the laws of any state or the United States of America subject to supervision or examination by federal or state authority, (b) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Estate on behalf of the Indenture Trustee, for the benefit of the Noteholders, (c) having a combined capital and surplus of at least $50,000,000, (d) whose long-term deposits, if any, shall be rated at least BBB-by S&P and Baa3 by Moody's (except as provided herein) or such lower long-term deposit rating as may be approved in writing by the Note Purchaser, and (e) reasonably acceptable to the Note Purchaser as evidenced in writing. If such banking entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of determining an entity's combined capital and surplus for clause (c) of this Section 11.06, the amount set forth in its most recent report of condition so published shall be deemed to be its combined capital and surplus. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 11.06, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 11.07.

         Section 11.07. Resignation and Removal of the Collateral Agent. (a) The Collateral Agent may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days' written notice thereof to the Indenture Trustee, the Servicer, and the Note Purchaser.

                 (b) If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Indenture Trustee, the Servicer or the Note Purchaser, or if at any time the Collateral Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee or the Servicer, with the consent of the Note Purchaser, or the Note Purchaser may remove the Collateral Agent.

                 (c) If the Collateral Agent fails to perform in accordance with the terms of this Agreement, the Indenture Trustee, the Servicer or the Majority Noteholders or the Note Purchaser may remove the Collateral Agent.

                 (d) Upon removal or receipt of notice of resignation of the Collateral Agent, the Indenture Trustee shall either (i) take possession of the Custodial Loan Files and assume the duties of the Collateral Agent hereunder or
(ii) appoint a successor Collateral Agent pursuant to Section 11.08. If the Indenture Trustee shall assume the duties of the Collateral Agent hereunder, it shall notify the Trust, the Depositor, the Servicer and Note Purchaser in writing.

         Section 11.08. Successor Collateral Agent. Upon the resignation or removal of the Collateral Agent, the Indenture Trustee may appoint a successor Collateral Agent, with the written approval of the Note Purchaser; provided, however, that the successor Collateral Agent so appointed shall in no event be an Originator, the Depositor or the Servicer or any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of an Originator, the Depositor or the Servicer and shall be approved by the Note Purchaser. Such custodian, as the case may be, shall assume the duties of the Collateral Agent hereunder. Any successor Collateral Agent appointed as provided in this Section 11.08 shall execute, acknowledge and deliver to the Trust, the Depositor, the Note Purchaser, the Servicer, the Indenture Trustee and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further

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act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Collateral Agent herein. The predecessor Collateral Agent shall deliver to the successor Collateral Agent all Custodial Loan Files and related documents and statements held by it hereunder, and the Servicer and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Collateral Agent all such rights, powers, duties and obligations. The cost of any such transfer to the successor Collateral Agent shall be for the account of the Collateral Agent in the event of the resignation of the Collateral Agent, and shall be for the account of the Servicer in the event of the removal of the Collateral Agent. No successor Collateral Agent shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 11.06. Upon acceptance of appointment by a successor Collateral Agent as provided in this Section 11.08, the Servicer shall mail notice of the succession of such Collateral Agent hereunder to all Noteholders at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Servicer.

         Section 11.09. Merger or Consolidation of Collateral Agent. Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or national banking association succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder; provided, that such corporation or national banking association shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 11.10. Insurance of Collateral Agent; Custodial Delivery Failure; Indemnity by Collateral Agent.

                 (a) At its own expense, the Collateral Agent shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, and errors and omissions insurance, which insurance shall cover forgery. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is prudent and customary for insurance typically maintained by banks that act as Collateral Agent. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in its Selling and Servicing Guides. Evidence of such insurance may be inspected by the Note Purchaser or the Trust at the offices of the Collateral Agent during business hours upon reasonable notice.

                 (b) In the event that the Collateral Agent fails to produce a Mortgage Note for which a Trust Receipt was issued, within five (5) Business Days after required or requested by the Originator, the Servicer, the Trust or the Indenture Trustee, and provided that (i) the Collateral Agent's most recent Exceptions Report did not list such Mortgage Note as an Exception thereon; (ii) such Mortgage Note was not previously released pursuant to a Request for Release of Documents in the form Exhibit D and (iii) such Mortgage Note was held by the Collateral Agent on behalf of the Indenture Trustee (a "Custodial Delivery Failure"), then the Collateral Agent shall at its sole cost and expense, with respect to any such missing Mortgage Note, promptly deliver to the Indenture Trustee with a copy to the Note Purchaser, the Originator, the Servicer and the Trust, a lost note affidavit.

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                 (c) The Collateral Agent agrees to indemnify and hold the
Indenture Trustee, the Note Purchaser, the Originator, the Servicer, the Trust and their respective Affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way arising out of a Custodial Delivery Failure or the Collateral Agent's negligence, bad faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Agreement.

         Section 11.11. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to, and covenants with, the Trust, the Servicer, the Indenture Trustee and the Note Purchaser that, on the date hereof:

                 (a) The Collateral Agent is (i) a New York banking association duly organized, validly existing and in good standing under the laws of New York and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement.

                 (b) The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as the Collateral Agent hereunder.

                 (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent, and neither the execution and delivery of this Agreement by the Collateral Agent in the manner contemplated herein nor the Collateral Agent's performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Collateral Agent or any contract, agreement, or instrument to which the Collateral Agent or by which any of its property may be bound or result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

                 (d) Neither the execution and delivery of this Agreement by the Collateral Agent, not its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

                 (e) This Agreement, and the original Trust Receipts issued hereunder, when executed and delivered by the Collateral Agent, will constitute valid, legal and binding obligations of the Collateral Agent, enforceable against the Collateral Agent in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

                 (f) The Collateral Agent does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

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                 (g) There is no litigation pending or, to the best of the
Collateral Agent's knowledge after due inquiry, threatened which, if determined adversely to the Collateral Agent, would adversely affect the execution, delivery or enforceability of this Agreement or any of the duties or obligations of the Collateral Agent hereunder.

                 (h) The Collateral Agent is not an Affiliate of the Trust or the Servicer.

                 (i) At all times the Collateral Agent shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (A) a short-term, unsecured debt rated at least A-1 by Moody's (or such lower rating as may be acceptable to the Trust and the Note Purchaser) and (y) a short-term deposit rating of at least A-1 from S&P (or such lower rating as may be acceptable to the Trust and the Note Purchaser).

                 (j) The Collateral Agent shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition. The Collateral Agent shall provide copies of such reports to the Trust and the Note Purchaser upon request.

         Section 11.12. Transmission of Custodial Loan Files. Written instructions as to the method of shipment and shipper(s) the Collateral Agent is directed to use in connection with transmission of Custodial Loan Files in the performance of the Collateral Agent's duties hereunder shall be delivered to the Collateral Agent by the Person requesting shipment to the Collateral Agent prior to any shipment of any Custodial Loan Files hereunder. The Servicer shall arrange for the provision of such services at its sole cost and expense and shall maintain such insurance against loss or damage to the Custodial Loan Files as the Servicer deems appropriate. Any transmission of Custodial Loan Files by the Collateral Agent under this Agreement shall be by personal delivery, recognized courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the Person requesting shipment.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01. Limitation on Liability. None of the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Trust or the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee or any such Person against any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Trust, the Owner Trustee, the Depositor, the Servicer, the Collateral Agent, the Indenture Trustee and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

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         Section 12.02. Acts of Noteholders. (a) Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

                 (b) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Trust, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Secured Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         Section 12.03. Amendment. (a) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee by written agreement, upon the prior written consent of the Note Purchaser, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee that such action will not adversely affect in any material respect the interests of any Noteholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Secured Note without the consent of such Noteholder, or change the rights or obligations of any other party hereto without the consent of such party.

                 (b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Servicer, the Depositor, the Collateral Agent and the Indenture Trustee, with the consent of the Note Purchaser, the Majority Noteholders and the Holder of the majority of the Percentage Interest of the Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Secured Notes without the consent of the Holders of such Secured Notes or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of such Secured Notes affected thereby.

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                 (c) It shall not be necessary for the consent of Holders under this Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 12.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction and at the expense of Majority Noteholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 12.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 12.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, the Subservicers or the Originators, addressed to such Person, c/o American Business Financial Services, Inc., Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention: General Counsel; (ii) in the case of the Depositor, 3411 Silverside Road, 103 Springer Bldg., Wilmington, Delaware 19810,
Attention: Jeffrey Ruben, Executive Vice President; (iii) in the case of the Trust, ABFS Mortgage Loan Warehouse Trust 2000-2, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iv) in the case of the Indenture Trustee or the Collateral Agent, c/o The Chase Manhattan Bank, 450 W. 33rd Street, 14th Floor, New York, New York, 10001, Attention:
Capital Markets Fiduciary Services, reference ABFS Mortgage Loan Warehouse Trust 2000-2, telephone (212) 946-3200, telecopy (212) 946-7317; (v) in the case of the Note Purchaser, UBS Principal Finance LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: American Business Financial Services note purchase line; and (vi) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

         Section 12.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 12.08. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

         Section 12.09. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 12.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Trust, the Servicer, the Depositor, the Indenture Trustee, the Collateral Agent and the Noteholders and their respective successors and permitted assigns.

         Section 12.11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 12.12. Reserved.

         Section 12.13. Third Party Beneficiary. The parties agree that each of the Owner Trustee and the Note Purchaser is intended and shall have all rights of a third-party beneficiary of this Agreement.

         Section 12.14. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                 (b) THE TRUST, THE SERVICER, THE DEPOSITOR, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 12.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.14 SHALL AFFECT THE RIGHT OF THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT, ANY ORIGINATOR OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                 (c) THE TRUST, THE DEPOSITOR, THE SERVICER, THE COLLATERAL AGENT, EACH ORIGINATOR AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 12.15. Reserved.

         Section 12.16. Power of Attorney. Upon the occurrence of an Event of Default or an Amortization Event, each of the Originators, the Depositor, the Guarantor and each Holder hereby appoints the Note Purchaser as its attorney-in-fact with full power and authority acting in its stead for the purpose of amending this Agreement, the Indenture or any document executed in connection herewith or therewith to the extent necessary to protect the interest of the Note Purchaser in the Trust Estate. The Indenture Trustee hereby agrees to consent to any such amendment to the extent that such amendment is reasonably necessary to protect the interest of the Note Purchaser in the Trust Estate.

         Section 12.17. Non-Petition Agreement. Notwithstanding any prior termination of any Basic Document, each Originator, the Servicer, each Subservicer, the Depositor, the Collateral Agent, the Sponsor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Secured Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

         Section 12.18. Due Diligence Fees, Due Diligence. The Originators each acknowledge that the Note Purchaser has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Originator agrees that upon reasonable prior notice (with no notice being required upon the occurrence of an Event of Default) to such Originator, the Note Purchaser, the Indenture Trustee and Collateral Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Servicer and the Indenture Trustee. Each Originator also shall make available to the Note Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Mortgage Loans. Without limiting the generality of the foregoing, each

Originator acknowledges that the Note Purchaser may purchase Secured Notes based solely upon the information provided by such Originator to the Note Purchaser in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that the Note Purchaser, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such purchase, including, without limitation, ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Note Purchaser may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Originator agrees to cooperate with the Note Purchaser and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Note Purchaser and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Servicer. Each Originator further agrees that it Originator shall reimburse the Note Purchaser for any and all reasonable out-of-pocket costs and expenses incurred by the Note Purchaser in connection with the Note Purchaser's activities pursuant to this Section 12.18 (the "Due Diligence Fees"). In addition to the obligations set forth in this Section 12.18, the Note Purchaser agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to each Originator or any of its Affiliates (including, but not limited to, the Loan File); provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further, that, unless specifically prohibited by applicable law or court order, the Note Purchaser shall, prior to disclosure thereof, notify the related Originator of any request for disclosure of any such non-public information. The Note Purchaser further agrees not to use any such non-public information for any purpose unrelated to this Agreement and that the Note Purchaser shall not disclose such non-public information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 12.18.

         Section 12.19. No Recourse to Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by First Union Trust Company, National Association, not individually or personally, but solely as Owner Trustee of ABFS Mortgage Loan Warehouse Trust 2000-2, in the exercise of the powers and authority conferred and vested in it,
(b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by First Union Trust Company, National Association but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on First Union Trust Company, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall First Union Trust Company, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

                                  ARTICLE XIII

                              PASS-THROUGH TRANSFER

         Section 13.01. Dispositions.

                 (a) The Trust shall effect Dispositions at the direction of the Majority Noteholders (in the form of Exhibit N attached) in accordance with the terms of this Agreement and the Basic Documents. The Trust, the Servicer, each Originator and the Indenture Trustee agree to use commercially reasonable efforts, in connection with a Disposition made in connection with the occurrence of the Redemption Date, to permit the Depositor to act as "depositor" in such Disposition; provided, nothing herein shall be construed to permit the Depositor to repurchase any Mortgage Loans. In connection therewith, the Trust agrees to assist the Majority Noteholders in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholders:

                 (i) transfer, deliver and sell all or a portion of the Mortgage Loans, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Note Purchaser in its reasonable discretion and provided, further, that none of the Originators, their Affiliates or agents may purchase the Mortgage Loans;

                 (ii) deposit the cash Disposition Proceeds into the Collection Account pursuant to Section 5.01; and

                 (iii) take such further actions as may be reasonably necessary to effect such Dispositions.

                 (b) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Originator such information as may be reasonably required to make representations and warranties required hereunder.

                 (c) The Majority Noteholders may effect Whole Loan Sales upon written notice to the Servicer of its intent to cause the Trust to effect a Whole Loan Sale at least 5 Business Days in advance thereof.

                 (d) (i) In consideration of the consideration received from the Depositor hereunder, each related Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following:

                 (A) make such representations and warranties concerning the related Mortgage Loans as of the "cut-off date" of the related Disposition to the Disposition Participants as may be necessary in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that such Originator shall not be required to make any representation or warranty beyond the scope of the representations and warranties delineated herein; and provided, further, that, to the extent that the Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

                 (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Mortgage Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

                 (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to such Originator or the Mortgage Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

                 (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

                 (E) take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything in the foregoing to the contrary, the Originators shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Originators, provided that to the extent an Affiliate of the Note Purchaser acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Originators be set forth in a separate agreement between an Affiliate of the Note Purchaser and the Originators.

         (ii) As long as no Event of Default shall have occurred and be continuing under this Agreement, the Purchase Agreement or the Indenture, the Servicer may continue to service the Mortgage Loans included in any Disposition subject to any applicable "term-to-term" servicing provisions in Section 9.01 and subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make Servicing Advances, Periodic Advances and payments of Compensating Interest on the Mortgage Loans.

         (e) Except as otherwise expressly set forth under this Section 13.01, the parties' rights and obligations under this Section 13.01 shall continue notwithstanding the occurrence of an Event of Default.

         (f) For the avoidance of doubt, the Majority Noteholders are not agents of the Originators or any of their Affiliates and, when directing the Trust to effect such Dispositions, are acting in their sole discretion and not for or on behalf of the Originators or any of its Affiliates.

         The Disposition Participants (and the Majority Noteholders to the extent directing the Disposition Participants) shall be independent contractors to the Trust and shall have no fiduciary obligations to the Trust or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omits to take in good faith in the performance of their duties.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture Trustee, the Collateral Agent and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                            ABFS GREENMONT, INC., as Depositor


                            By:_________________________________________
                               Name:
                               Title:


                            AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                            as the Sponsor


                            By:_________________________________________
                               Name:
                               Title:


                            HOMEAMERICAN CREDIT, INC. D/B/A/ UPLAND
                              MORTGAGE, as an Originator and Subservicer


                            By:_________________________________________
                               Name:
                               Title:


                            ABFS MORTGAGE LOAN WAREHOUSE
                              TRUST 2000-2

                            By: FIRST UNION TRUST COMPANY, NATIONAL
                                ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                            By:_________________________________________
                               Name:
                               Title:




      [Signature Page to Amended and Restated Sale and Servicing Agreement]

                            AMERICAN BUSINESS CREDIT, INC., as an Originator and the Servicer


                            By:___________________________________________
                               Name:
                               Title:


                            AMERICAN BUSINESS MORTGAGE SERVICES, INC.
                            F/K/A NEW JERSEY MORTGAGE AND INVESTMENT
                            CORP., as an Originator and a Subservicer


                            By:___________________________________________
                               Name:
                               Title:


                            THE CHASE MANHATTAN BANK, as Indenture Trustee and Collateral Agent


                            By:___________________________________________
                               Name:
                               Title:














      [Signature Page to Amended and Restated Sale and Servicing Agreement]

                                                                       EXHIBIT A

                        FORMAT OF MORTGAGE LOAN SCHEDULE

                                                                      EXHIBIT B

                              FORM OF TRUST RECEIPT

                                 ______ __, 2001

UBS Principal Finance LLC
299 Park Avenue
New York, New York 10171
Attention: American Business Financial Services warehouse line

         Re: Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), among ABFS Greenmont, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc. and American Business Mortgage Services, Inc., as Originators, ABFS Mortgage Loan Warehouse Trust 2000-2, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent

Gentlemen:

         In accordance with the provisions of Section 2.07(a) of the above-referenced Agreement, the undersigned, as Collateral Agent, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached hereto, it has reviewed the Custodial Loan File and has determined that, except as set forth on the Exceptions Report attached hereto, (A) the Custodial Loan File for the related Mortgage Loan has been delivered and is in the possession of the Collateral Agent, (B) all Mortgage Loan Documents have been reviewed by the Collateral Agent in accordance with the Review Procedures and appear on their face to be regular and to relate to such Mortgage Loan, (C) based upon a review of the Mortgage Note, items (i), (ii) (as to the Borrower's name only), (iii), (xvii) (except the look-back period), (xviii), (xx), (xxi),
(xxii) and (xxiii) (only as to the periodic rate) with respect to such Mortgage Loan, as set forth in the Mortgage Loan Schedule delivered by the related Originators to the Collateral Agent are the same as shown in the Mortgage Note and (D) each Mortgage Loan identified on such Mortgage Loan Schedule is being held by the Collateral Agent as the bailee for the Indenture Trustee pursuant to the Agreement. Except as set forth on the Exceptions Report attached hereto, delivery of this Trust Receipt shall be a certification that the documents reviewed by the Collateral Agent in connection with the issuance of this Trust Receipt appear regular on their face and relate to the Mortgage Loan description in the Custodial Loan File and are in the possession and control of the Collateral Agent.

         The Collateral Agent hereby confirms that it is holding each such Custodial Loan File as agent and bailee of and custodian for and for the exclusive use and benefit of the Indenture Trustee, as secured party on behalf and for the benefit of UBS Principal Finance LLC (the "Note Purchaser") or its transferee, pursuant to the terms of the Agreement. The Collateral Agent further confirms that it is not aware of any security interest or other Lien encumbering the Mortgage Loan relating to any such Custodial Loan File or any of the items contained therein except the Lien in favor of the Note Purchaser.

         Each Trust Receipt and Exceptions Report delivered by the Collateral Agent supercedes and cancels the Trust Receipt and Exceptions Reports previously delivered by the Collateral Agent.

         This Trust Receipt is not a negotiable instrument. The Note Purchaser may, however, transfer this Trust Receipt by a special endorsement to one other party. The party that takes this receipt from the Note Purchaser or its affiliate by special endorsement may only transfer this receipt by a second endorsement in the Note Purchaser or its affiliate's favor.

         The Collateral Agent will accept and act on instructions with respect to any Loan referred to herein only upon surrender of this Trust Receipt at its corporate office, _______________, ___________________; Attention:
______________.

         All initially capitalized terms used herein without definition have the meanings ascribed to them in the above-referenced Agreement.

                            THE CHASE MANHATTAN BANK, as Collateral
                            Agent



                            By:___________________________________________
                               Name:
                               Title:

                                                                       EXHIBIT C

                    FORM OF CERTIFICATE OF LOST OR DESTROYED
                                  TRUST RECEIPT



                                     [Date]



THE CHASE MANHATTAN BANK
   as Collateral Agent


Attn:  ____________________


         Re: Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), among ABFS Greenmont, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc. and American Business Mortgage Services, Inc., as Originators, ABFS Mortgage Loan Warehouse Trust 2000-2, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent

Gentlemen:

         On [date] you issued a Trust Receipt in the name of UBS Principal Finance LLC evidencing entitlement to the Mortgage Loans described on Schedule A hereto and held by you as Collateral Agent. You issued that Trust Receipt pursuant to the Agreement. The Trust Receipt has been [lost, destroyed, etc.]. Every effort was made to recover the Trust Receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

         At the time of its [loss, destruction, etc.], the Trust Receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the Trust Receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Loans without surrender of the receipt to you.

         We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of your acting on our instructions regarding such Trust Receipt without our surrender of the Trust Receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

         If the Trust Receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

         All initially capitalized terms used herein without definition have the meanings ascribed to them in the above-referenced Agreement.

                                     UBS PRINCIPAL FINANCE LLC



                                     By:_________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT D



                        REQUEST FOR RELEASE OF DOCUMENTS

                                                          ___________________,

The Chase Manhattan Bank,
  as Indenture Trustee and Collateral Agent
450 W. 33rd Street, 14th Floor
New York, New York 10001
Attention: Capital Markets Fiduciary Services

         Re: Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), among ABFS Greenmont, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc. and American Business Mortgage Services, Inc., as Originators, ABFS Mortgage Loan Warehouse Trust 2000-2, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent

                  In connection with the administration of the pool of Mortgage Loans held by The Chase Manhattan Bank, as Collateral Agent, for the benefit of the Noteholders, we request the release, and acknowledge receipt, of the (Custodial Loan File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
------------------------------------



Mortgage Loan Number:
--------------------



Reason for Requesting Documents (check one)
-------------------------------

____   1.        Mortgage Loan Paid in Full
                        (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

____  2.         Mortgage Loan Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

____  3.         Mortgage Loan in Foreclosure

____  4.         Mortgage Loan Repurchased Pursuant to Sections 2.07 and 4.02 of
                        the Agreement.

____  5.         Mortgage Loan Repurchased or Substituted pursuant to Article II or III of the Agreement (Servicer hereby certifies that the Repurchase Price or Substitution Adjustment in the amount of $_____, $_____ of which represents principal, $_____ represents interest and $_____ represents other amounts, has been credited to the Collection Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

____  6.         Other (explain)_____________________________________________

                  If box 1 or 2 above is checked, and if all or part of the Custodial Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                  If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to the Collateral Agent, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                            AMERICAN BUSINESS CREDIT, INC., as
                                            Servicer


                                            By:________________________________
                                               Name:
                                               Title:

Documents returned to Collateral Agent:

THE CHASE MANHATTAN BANK
as Collateral Agent


By:___________________________
   Name:
   Title:
   Date:

                                                                       EXHIBIT E

                  FORM OF TRANSMITTAL LETTER (THIRD PARTY SALE)

                                                                       EXHIBIT F

                    FORM OF TRANSMITTAL LETTER (DISPOSITION)

                                                                       EXHIBIT G

                        FORM OF ORIGINATOR CERTIFICATION

                                                                       EXHIBIT H

                       FORM OF ACKNOWLEDGMENT AND RELEASE



                                     [date]






The Chase Manhattan Bank
  as Collateral Manager
450 W. 33rd Street, 14th Floor
New York, New York  10001


Attention:  ABFS Mortgage Loan Warehouse Trust 2000-2


         Re: Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001, as amended (the "Agreement"), among ABFS Greenmont, Inc., Home American Credit, Inc., and American Business Mortgage Services, Inc. f/k/a New Jersey Mortgage and Investment Corp., American Business Credit, Inc., American Business Financial Services, Inc., ABFS Mortgage Loan Warehouse Trust 2000-2 and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent

Gentlemen:

         The Chase Manhattan Bank, as Indenture Trustee has, on behalf of UBS Principal Finance LLC, as Note Purchaser ("UBS"), and any successors and assigns thereof, a perfected first lien security interest in certain Loans described in one or more Trust Receipts issued by The Chase Manhattan Bank, as Collateral Agent under the Agreement.

         UBS hereby directs The Chase Manhattan Bank, as Indenture Trustee to release the Indenture Trustee's lien on the Loans listed on the schedule attached hereto (the "Designated Loans"), upon receipt of a wire transfer in the amount of [$__________] in the following account:

         Chase NYC
         ABA 021-000-021
         Account Name:  UBS PFLLC
         Account Number:  066-614-651
         Attn:  Josh Gottlieb

         Upon receipt of the wire transfer by UBS, the Indenture Trustee releases its lien on the Designated Loans.

         All initially capitalized terms used herein without definition have the meanings ascribed to them in the Agreement.

                                                     UBS PRINCIPAL FINANCE LLC,
                                                       as Note Purchaser



                                                     By:________________________
                                                        Name:
                                                        Title:



                                                     By:________________________
                                                        Name:
                                                        Title:



                                                     THE CHASE MANHATTAN BANK,
                                                       as Indenture Trustee



                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                       EXHIBIT I

                           FORM OF DISBURSEMENT ORDER



                                                                          [date]


______________________


         Re: Disbursement Order pursuant to the Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), by and among ABFS Greenmont, Inc., American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, and American Business Mortgage Services, Inc. f/k/a New Jersey Mortgage and Investment Corp., ABFS Mortgage Loan Warehouse Trust 2000-2, American Business Credit, Inc., and The Chase Manhattan Bank.

Ladies and Gentlemen:


         In accordance with Section 8.06(d) of the Agreement, we hereby instruct you to release the following amounts from the Collection Account:

         [$___________]

         [Wiring Instructions]

         [Attention:__________]



                                   Very truly yours,

                                   FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as owner trustee for ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

ACKNOWLEDGED AND APPROVED:

UBS PRINCIPAL FINANCE LLC



By:____________________________
   Name:
   Title:


By:____________________________
   Name:
   Title:

                                                                     EXHIBIT J-1

                               FORM OF ASSIGNMENT


                  ASSIGNMENT NO.____ OF MORTGAGE LOANS ("Assignment"), dated ____________________ (the "Transfer Date"), by AMERICAN BUSINESS CREDIT, INC., HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, and AMERICAN BUSINESS MORTGAGE SERVICES, INC. F/K/A NEW JERSEY MORTGAGE AND INVESTMENT CORP., (the "Originators") to ABFS GREENMONT, INC., (the "Depositor") pursuant to the Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Originators and the Depositor are the parties to the Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

                  WHEREAS, pursuant to the Agreement, the Originators wish to sell, contribute, convey, transfer and assign Mortgage Loans to the Depositor in exchange for cash consideration and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

                  WHEREAS, the Depositor is willing to acquire such Mortgage Loans subject to the terms and conditions hereof and of the Agreement;

                  NOW THEREFORE, the Originators and the Depositor hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  2. Designation of Loans. The Originators do hereby deliver herewith a Mortgage Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this Assignment and is hereby incorporated into and made a part of this Assignment.

                  3. Conveyance of Loans. The Originators hereby sell, contribute, transfer, assign and convey to the Depositor, without recourse and on a servicing released basis, all of the right, title and interest of the Originators in and to the Mortgage Loans (and all proceeds thereof and collections thereon) listed on the Mortgage Loan Schedule attached hereto, including all interest, principal and prepayment fees received by the Originators, or the Servicer on or with respect to the Mortgage Loans on or after the related Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies.

                  4. Depositor Acknowledges Assignment. As of the Transfer Date, pursuant to this Assignment and Section 2.01(a) of the Agreement, the Depositor acknowledges its receipt of the Mortgage Loans listed on the attached Mortgage Loan Schedule and all other related property in the Trust Estate.

                                      J-1-1

                  5. Acceptance of Rights But Not Obligations. The foregoing sale, contribution, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Depositor of any obligation of the Originators or any other Person in connection with this Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

                  6. Originators Acknowledge Receipt of Sales Price. The Originators hereby acknowledge receipt of the Sales Price or that it has otherwise been distributed at its direction.

                  7. Conditions Precedent. The conditions precedent in Section
6.01 of the Agreement have been satisfied.

                  8. Amendment of the Agreement. The Agreement is hereby amended by providing that all references to the "Agreement", "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a dual reference to the Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Agreement.

                  9. Counterparts. This Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.






                                      J-1-2

                  IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              ABFS GREENMONT, INC.
                               as Depositor


                              By:_____________________________________
                                 Name:
                                 Title:

                              AMERICAN BUSINESS CREDIT, INC.
                               as Originator,


                              By:_____________________________________
                                 Name:
                                 Title:


                              HOMEAMERICAN CREDIT, INC., D/B/A
                              UPLAND MORTGAGE,
                               as Originator,


                              By:_____________________________________
                                 Name:
                                 Title:

                              AMERICAN BUSINESS MORTGAGE SERVICES,
                              INC. F/K/A NEW JERSEY MORTGAGE AND
                              INVESTMENT CORP.,
                               as Originator,


                              By:_____________________________________
                                 Name:
                                 Title:



                                      J-1-3

                                                                     EXHIBIT J-2

                               FORM OF ASSIGNMENT

                  ASSIGNMENT NO.____ OF MORTGAGE LOANS ("Assignment"), dated ____________________ (the "Transfer Date"), by ABFS GREENMONT, INC., (the "Depositor") to ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2 pursuant to the Amended and Restated Sale and Servicing Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Depositor and the Trust are parties to the Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

                  WHEREAS, pursuant to the Agreement, the Depositor wishes to sell, contribute, convey, transfer and assign Mortgage Loans to the Trust in exchange for cash consideration and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

                  WHEREAS, the Trust is willing to acquire such Mortgage Loans subject to the terms and conditions hereof and of the Agreement;

                  NOW THEREFORE, the Depositor and the Trust hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  2. Designation of Mortgage Loans. The Depositor does hereby deliver herewith a Mortgage Loan Schedule containing a true and complete list of each Mortgage Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this Assignment and is hereby incorporated into and made a part of this Assignment.

                  3. Conveyance of Mortgage Loans. The Depositor hereby sells, contributes, transfers, assigns and conveys to the Trust, without recourse and on a servicing released basis, all of the right, title and interest of the Depositor in and to the Mortgage Loans (and all proceeds thereof and collections thereon) listed on the Mortgage Loan Schedule attached hereto, including all interest, principal and prepayment fees received by the Depositor, or the Servicer on or with respect to the Mortgage Loans on or after the related Cut-off Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies.

                  4. Trust Acknowledges Assignment. As of the Transfer Date, pursuant to this Assignment and Section 2.01(a) of the Agreement, the Trust acknowledges its receipt of the Mortgage Loans listed on the attached Mortgage Loan Schedule and all other related property in the Trust Estate.


                                      J-2-1

                  5. Acceptance of Rights But Not Obligations. The foregoing sale, contribution, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor or any other Person in connection with this Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

                  6. Depositor Acknowledges Receipt of Sales Price. The Depositor hereby acknowledges receipt of the Sales Price or that it has otherwise been distributed at its direction.

                  7. Conditions Precedent. The conditions precedent referred to in Section 6.01 of the Agreement have been satisfied.

                  8. Amendment of the Agreement. The Agreement is hereby amended by providing that all references to the "Agreement", "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a dual reference to the Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Agreement.

                  9. Counterparts. This Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.



                                      J-2-2

                  IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                              ABFS GREENMONT, INC.
                               as Depositor


                              By:_____________________________________
                                 Name:
                                 Title:


                              ABFS MORTGAGE LOAN WAREHOUSE
                              TRUST 2000-2

                              By: FIRST UNION TRUST COMPANY, NATIONAL
                              ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                              By:_____________________________________
                                 Name:
                                 Title:





                                      J-2-3

                                                                       EXHIBIT K

                                REVIEW PROCEDURES

         1. This Exhibit sets forth the Collateral Agent's review procedures for each item listed below delivered by the Originator pursuant to the Agreement (the "Agreement") to which this Exhibit is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

         2. the Mortgage Note, the Mortgage, and if such Mortgage Loan is a business purpose loan, the surety agreement, each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Borrower or grantor;

         3. the amount of the Mortgage Note and the amount specified on the related Mortgage are the same as the amount specified on the Mortgage Loan Schedule;

         4. the mortgagee is the same as the payee on the Mortgage Note;

         5. the Mortgage contains a legal description other than address, city and state on the first page;

         6. the notary section (acknowledgment) is present and attached to the related Mortgage, and is signed;

         7. the Mortgage Note is endorsed in blank by the named holder or payee thereof;

         8. neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contains any alterations that appear irregular on their face;

         9. each original Assignment of Mortgage, and any intervening assignment of mortgage, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, from the originating Person to the Originator;

         10. the recording date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

         11. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

         12. based upon a review of the Mortgage Note, items (i), (ii) (as to the Borrower's name only), (iii), (xvii) (except the look-back period), (xviii),
(xx), (xxi), (xxii) and (xxiii) (as to the periodic rate only) with respect to such Mortgage Loan, as set forth in the Mortgage Loan Schedule delivered by the Originator to the Collateral Agent, are the same as shown in the Mortgage Note; and

         13. the Custodial Loan File contains at least a preliminary title report with respect to the Mortgaged Property, and, with respect to each item referred to in Section 2(b)(viii) that has been received: on its face, it indicates that the owner of the Mortgaged Property is the mortgagor identified on the Mortgage Loan Schedule and that the Mortgaged Property's street address as set forth in the title report, attorney's title opinion or the title policy is the same street address set forth on the Mortgage Loan Schedule.

         With respect to Mortgage Loans for which the Mortgage Loan Documents referred to in Section 2(b)(iii), (iv), (vi), (vii) and (viii) have not been delivered, the Collateral Agent shall perform such Review Procedures upon receipt thereof.

                                                                       EXHIBIT L

                             FORM OF NOTICE OF ISSUE


                                                               ___________, 200_


UBS Principal Finance LLC

The Chase Manhattan Bank

                  Re:  Notice of Issue
                       ---------------

Ladies and Gentlemen:

                  In accordance with Section ___ of the Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001 (the "Agreement"), among ABFS Greenmont, Inc., as Depositor, American Business Credit, Inc., HomeAmerican Credit, Inc. and American Business Mortgage Services, Inc., as Originators, ABFS Mortgage Loan Warehouse Trust 2000-2, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent, the Trust hereby gives notice to the Note Purchaser that the Trust desires to issue a Secured Note pursuant to the provisions of the Agreement on [specify proposed Transfer Date]. All capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement.

                  In connection with this Notice of Issue and the proposed issue of a Secured Note to the Note Purchaser:

                  1. The Trust represents and warrants to the Indenture Trustee and the Note Purchaser that, on the proposed Transfer Date, all conditions precedent specified in Sections 6.01 and 6.02 of the Agreement will have been satisfied.

                  2. Pursuant to Section __ of the Agreement, the Trust has attached hereto the Mortgage Loan Schedule listing the Mortgage Loans and other collateral intended to be financed in whole or in part by the Trust with the proceeds of the sale of the Secured Note.

                  3. The proceeds of sale should be wired to the following account: [specify wiring instructions].

                                    Very truly yours,

                                    ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-2

                                    By:  AMERICAN BUSINESS CREDIT, INC.
                                         as Administrator


                                         By:__________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT M



                                                     FORM OF LOST NOTE AFFIDAVIT

                                                                       EXHIBIT N
                          FORM OF DISPOSITION DIRECTION


First Union Trust Company, National Association, as Owner Trustee
ABFS Mortgage Loan Warehouse Trust 2000-2, as Trust
The Chase Manhattan Bank, as Indenture Trustee
American Business Credit, Inc., as Administrator

                  The undersigned is the Majority Noteholder of the ABFS Mortgage Loan Warehouse Trust 2000-2, Series 2000-2 Secured Notes, and hereby directs American Business Credit, Inc., in its capacity as Servicer and Administrator on behalf of the ABFS Mortgage Loan Warehouse Trust 2000-2 to effect a Disposition of the Mortgage Loans listed on the attached Schedule I; provided that the Majority Noteholder may revise such Schedule I up to one Business Day prior to the Transfer Date upon notice to American Business Credit, Inc.

                  The Indenture Trustee is hereby directed to apply the proceeds as follows:


Secured Note
    Date               Apply to Principal        Apply to Interest      Total Wire Amount       # of Loans
------------           ------------------        -----------------      -----------------       ----------




                The date for the Disposition is expected to be: _______________.

                                            By:  UBS Principal Finance LLC
                                                 as Majority Noteholder


                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 By:____________________________
                                                    Name:
                                                    Title:

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.............................................................................................1

   Section 1.01.     Certain Defined Terms...................................................................1
   Section 1.02.     Provisions of General Application.......................................................1
   Section 1.03.     Business Day Certificate................................................................2

ARTICLE II SALE AND CONVEYANCE OF THE MORTGAGE LOANS..............................................................2

   Section 2.01.     Conveyance of the Mortgage Loans........................................................2
   Section 2.02.     Ownership and Possession of Custodial Loan Files........................................3
   Section 2.03.     Books and Records; Intention of the Parties.............................................3
   Section 2.04.     Minimum Sales...........................................................................5
   Section 2.05.     Possession of Servicer's Loan Files; Access to Servicer's Loan Files....................5
   Section 2.06.     Delivery of Mortgage Loan Documents.....................................................6
   Section 2.07.     Acceptance of the Trust Estate; Certification by the Collateral Agent; Certain
                     Substitutions and Repurchases...........................................................9
   Section 2.08.     Possession of Custodial Loan Files.....................................................11
   Section 2.09.     Future Defects.........................................................................13
   Section 2.10.     Release for Servicing..................................................................13
   Section 2.11.     Limitation on Release..................................................................13
   Section 2.12.     Release for Payment....................................................................14
   Section 2.13.     Examination of Custodial Loan Files....................................................14
   Section 2.14.     Assignment of Agreement................................................................14
   Section 2.15.     Termination of Transfer Period.........................................................15
   Section 2.16.     Correction of Errors...................................................................15
   Section 2.17.     Copies of Mortgage Documents; Periodic Statements......................................15
   Section 2.18.     Cost of Delivery and Recordation of Documents..........................................15
   Section 2.19.     Margin Option..........................................................................15

ARTICLE III REPRESENTATIONS AND WARRANTIES.......................................................................16

   Section 3.01.     Representations and Warranties as to the Originators and Sponsor.......................16
   Section 3.02.     Representations and Warranties of the Servicer and the Subservicers....................19
   Section 3.03.     Representations, Warranties and Covenants of the Depositor.............................20
   Section 3.04.     Representations, Warranties and Covenants of the Indenture Trustee and the
                     Collateral Agent.......................................................................22
   Section 3.05.     Representations, Warranties and Covenants of the Trust.................................23

ARTICLE IV THE MORTGAGE LOANS....................................................................................25

   Section 4.01.     Representations and Warranties Relating to the Mortgage Loans..........................25
   Section 4.02.     Purchase and Substitution..............................................................44


                                      (i)


ARTICLE V THE ORIGINATORS AND THE DEPOSITOR......................................................................46

   Section 5.01.     Covenants of the Originators and the Depositor.........................................46
   Section 5.02.     Merger or Consolidation................................................................47
   Section 5.03.     Costs..................................................................................47
   Section 5.04.     Indemnification........................................................................47

ARTICLE VI CONDITIONS OF CLOSING.................................................................................48

   Section 6.01.     Conditions Precedent to Transfer Dates.................................................48
   Section 6.02.     Conditions Precedent to Initial Transfer...............................................50
   Section 6.03.     Termination of Note Purchaser's Obligations............................................52

ARTICLE VII ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS...................................................53

   Section 7.01.     The Servicer; Term.....................................................................53
   Section 7.02.     Collection of Certain Mortgage Loan Payments; Collection Account.......................54
   Section 7.03.     Reserved...............................................................................55
   Section 7.04.     Hazard Insurance Policies; Property Protection Expenses................................55
   Section 7.05.     Assumption and Modification Agreements.................................................56
   Section 7.06.     Realization Upon Defaulted Mortgage Loans..............................................56
   Section 7.07.     Indenture Trustee to Cooperate.........................................................57
   Section 7.08.     Servicing Compensation; Payment of Certain Expenses by Servicer........................58
   Section 7.09.     Annual Statement as to Compliance......................................................58
   Section 7.10.     Annual Independent Public Accountants' Servicing Report................................58
   Section 7.11.     Access to Certain Documentation........................................................59
   Section 7.12.     Maintenance of Fidelity Bond...........................................................59
   Section 7.13.     Compensating Interest..................................................................59
   Section 7.14.     Reports to the Indenture Trustee; Collection Account Statements........................59
   Section 7.15.     Optional Purchase of Deficient Mortgage Loans..........................................60
   Section 7.16.     Reports to be Provided by the Servicer.................................................60
   Section 7.17.     Adjustment of Servicing Compensation in Respect of Prepaid Mortgage Loans..............61
   Section 7.18.     Periodic Advances......................................................................62
   Section 7.19.     Indemnification; Third Party Claims....................................................62
   Section 7.20.     Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the
                     Servicer...............................................................................63
   Section 7.21.     Assignment of Agreement by Servicer; Servicer Not to Resign............................64
   Section 7.22.     The Subservicers.......................................................................64

ARTICLE VIII NOTE AND ACCOUNT ADMINISTRATION.....................................................................65

   Section 8.01.     Calculation of Note Principal Balances.................................................65
   Section 8.02.     Daily Report...........................................................................65
   Section 8.03.     Establishment of Accounts..............................................................66
   Section 8.04.     Deposits to Accounts...................................................................66
   Section 8.05.     Investment of Accounts.................................................................67


                                      (ii)


   Section 8.06.     Disbursements from Collection Account..................................................67
   Section 8.07.     Account Provisions.....................................................................69
   Section 8.08.     Reserved...............................................................................71
   Section 8.09.     Modification of Underwriting Guidelines................................................71
   Section 8.10.     Valuation of Mortgage Loans and Excess Interest Securities Value.......................71
   Section 8.11.     Collection of Money....................................................................71
   Section 8.12.     Application of Principal and Interest..................................................71

ARTICLE IX SERVICER DEFAULT......................................................................................72

   Section 9.01.     Servicer Events of Default.............................................................72
   Section 9.02.     Indenture Trustee to Act; Appointment of Successor.....................................74
   Section 9.03.     Waiver of Defaults.....................................................................76
   Section 9.04.     Reserved...............................................................................76
   Section 9.05.     Indenture Trustee to Act Solely with Consent of the Note Purchaser.....................76

ARTICLE X TERMINATION............................................................................................76

   Section 10.01.    Termination............................................................................76
   Section 10.02.    Additional Termination Requirements....................................................77
   Section 10.03.    Accounting Upon Termination of Servicer................................................77

ARTICLE XI THE COLLATERAL AGENT..................................................................................78

   Section 11.01.    Duties of the Collateral Agent.........................................................78
   Section 11.02.    Certain Matters Affecting the Collateral Agent.........................................79
   Section 11.03.    Collateral Agent Not Liable for Secured Notes or Mortgage Loans........................80
   Section 11.04.    Collateral Agent May Own Secured Notes.................................................81
   Section 11.05.    Collateral Agent's Fees and Expenses; Indemnity........................................81
   Section 11.06.    Eligibility Requirements for Collateral Agent..........................................81
   Section 11.07.    Resignation and Removal of the Collateral Agent........................................82
   Section 11.08.    Successor Collateral Agent.............................................................82
   Section 11.09.    Merger or Consolidation of Collateral Agent............................................83
   Section 11.10.    Insurance of Collateral Agent; Custodial Delivery Failure; Indemnity by Collateral
                     Agent..................................................................................83
   Section 11.11.    Representations and Warranties of the Collateral Agent.................................84
   Section 11.12.    Transmission of Custodial Loan Files...................................................85

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................85

   Section 12.01.    Limitation on Liability................................................................85
   Section 12.02.    Acts of Noteholders....................................................................86
   Section 12.03.    Amendment..............................................................................86
   Section 12.04.    Recordation of Agreement...............................................................87
   Section 12.05.    Duration of Agreement..................................................................87
   Section 12.06.    Notices................................................................................87
   Section 12.07.    Severability of Provisions.............................................................87
   Section 12.08.    No Partnership.........................................................................88


                                     (iii)


   Section 12.09.    Counterparts...........................................................................88
   Section 12.10.    Successors and Assigns.................................................................88
   Section 12.11.    Headings...............................................................................88
   Section 12.12.    Reserved...............................................................................88
   Section 12.13.    Third Party Beneficiary................................................................88
   Section 12.14.    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...........................88
   Section 12.15.    Reserved...............................................................................89
   Section 12.16.    Power of Attorney......................................................................89
   Section 12.17.    Non-Petition Agreement.................................................................89
   Section 12.18.    Due Diligence Fees, Due Diligence......................................................89
   Section 12.19.    No Recourse to Owner Trustee...........................................................90

ARTICLE XIII PASS-THROUGH TRANSFER...............................................................................91

   Section 13.01.    Dispositions...........................................................................91



                                    EXHIBITS

         EXHIBIT A    Format of Mortgage Loan Schedule
         EXHIBIT B    Form of Trust Receipt
         EXHIBIT C    Certificate of Lost or Destroyed Trust Receipt
         EXHIBIT D    Request for Release of Documents
         EXHIBIT E    Form of Transmittal Letter (Third Party Sale)
         EXHIBIT F    Form of Transmittal Letter (Disposition)
         EXHIBIT G    Form of Originator Certification
         EXHIBIT H    Form of Release of Security Interest
         EXHIBIT I    Form of Disbursement Order
         EXHIBIT J    Form of Assignment
         EXHIBIT K    Review Procedures
         EXHIBIT L    Notice of Issue
         EXHIBIT M    Form of Lost Note Affidavit

         APPENDIX I   Definitions



                                      (iv)